Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KAR AUCTION SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

KAR AUCTION SERVICES, INC.

Notice of Annual Meeting and Proxy Statement

Annual Meeting of Stockholders
June 4, 2018

INNOVATION
TECHNOLOGY
PEOPLE

April 24, 2018

Dear Fellow Stockholder:

Thank you for your continued investment in and support of KAR Auction Services, Inc. ("KAR" or the "Company"). You are cordially invited to attend KAR's 2018 annual meeting of stockholders. This year, the meeting will be hosted virtually. We believe that hosting a virtual meeting provides expanded access, improved communication and cost savings for our stockholders and the Company. You will be able to attend the 2018 annual meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/kar2018.

As a KAR stockholder, your vote is important. The matters to be acted upon are described in the notice of annual meeting of stockholders and the proxy statement. Even if you are planning to attend the virtual meeting, you are strongly encouraged to vote your shares in advance through one of the methods described in the proxy statement.

I am pleased to report that KAR had a very successful 2017. We grew revenue, adjusted EBITDA and net income and sold more than 5.5 million vehicles. As an established market leader with an experienced management team, we believe we are well-positioned for continued growth with solid operating performance and disciplined capital investments.

We have a comprehensive capital allocation plan for increasing stockholder value. We are focused on return of capital to our stockholders and accretive investments in the business, including the acquisition of auctions and complementary capabilities in North America and internationally, expanding our data analytic capabilities, and enhancing our technology platform. We are proud that through share buybacks and dividends, in 2017 we returned approximately $325 million to stockholders and invested approximately $226 million in our business through capital expenditures and strategic acquisitions.

Thank you again for your continued support of KAR, our Board of Directors, our employees and our future.

Sincerely,

James P. Hallett

Chairman of the Board and
Chief Executive Officer

This proxy statement is dated April 24, 2018 and is first being distributed to stockholders on or about April 24, 2018.

13085 Hamilton Crossing Boulevard
Carmel, Indiana 46032

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m., Eastern Daylight Time, on June 4, 2018

Place	Online at www.virtualshareholdermeeting.com/kar2018

Admission	To attend the 2018 annual meeting, visit www.virtualshareholdermeeting.com/kar2018. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Items of Business	Proposal No. 1: To elect nine directors to the Board of Directors.
Proposal No. 2: To approve, on an advisory basis, executive compensation.
Proposal No. 3: To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2018.
To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date	You are entitled to vote at the 2018 annual meeting and at any adjournments or postponements thereof if you were a stockholder of record at the close of business on April 11, 2018.

Voting by Proxy	Whether or not you plan to virtually attend the 2018 annual meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail so that your shares can be voted at the 2018 annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on your enclosed proxy card.

On Behalf of the Board of Directors,

April 24, 2018 Carmel, Indiana	Rebecca C. Polak Chief Legal Officer and Secretary

Notice of Internet Availability of Proxy Materials for the Annual Meeting

The proxy statement for the 2018 annual meeting and the annual report to stockholders for the fiscal year ended December 31, 2017, each of which is being provided to stockholders prior to or concurrently with this notice, are also available to you electronically via the internet. We encourage you to review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report to stockholders on the internet, visit the "Investor Relations" page of our website, under the "Proxy Material" link at www.karauctionservices.com.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement before voting. For more complete information regarding KAR Auction Services, Inc.'s (the "Company," "KAR" or "KAR Auction Services") 2017 performance, please review the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	9:00 a.m., Eastern Daylight Time, on June 4, 2018
Location:	Online at www.virtualshareholdermeeting.com/kar2018
Record Date:	Stockholders of record as of the close of business on April 11, 2018 are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and for each of the other proposals to be voted on at the 2018 annual meeting of stockholders. On the record date, KAR Auction Services had 134,956,732 shares of common stock issued and outstanding.
NYSE Symbol:	KAR
Registrar and Transfer Agent:	American Stock Transfer & Trust Company, LLC

ITEMS TO BE VOTED ON AT ANNUAL MEETING OF STOCKHOLDERS

Proposal		Our Board's Recommendation	Page
1.	Election of each of the nine director nominees	FOR each director nominee	6
2.	Approve, on an advisory basis, executive compensation	FOR	23

3.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2018	FOR	58

1

BOARD NOMINEES (PAGES 7–12)

Name	Age	Director Since	Independent	Primary Occupation	Committee Membership**
Todd F. Bourell	48	2015	Yes	Managing Partner of WLJ Capital, LLC	CC, NCGC
Donna R. Ecton	71	2013	Yes	Chairman and Chief Executive Officer of EEI Inc.	CC (Chair), AC
James P. Hallett	65	2007	No	Chairman of the Board and Chief Executive Officer of KAR Auction Services, Inc.	—
Mark E. Hill	62	2014	Yes	Managing Partner of Collina Ventures, LLC and Chairman and Chief Executive Officer of Lumavate LLC	NCGC (Chair), RC
J. Mark Howell	53	2014	Yes	President and Chief Executive Officer of Conexus Indiana	RC (Chair), AC
Lynn Jolliffe	66	2014	Yes	Human Capital and Talent Management Consultant	CC, NCGC
Michael T. Kestner	64	2013	Yes	Building Products and Automotive Industry Consultant	AC (Chair), RC
John P. Larson*	55	2014	Yes	Chief Executive Officer of Bestop, Inc.	CC, RC
Stephen E. Smith	69	2013	Yes	Automotive Industry Consultant	AC, NCGC

* Lead Independent Director
** AC=Audit Committee; CC=Compensation Committee; RC=Risk Committee; NCGC=Nominating and Corporate Governance Committee

2

2017 BUSINESS HIGHLIGHTS

For the year ended December 31, 2017, the Company again delivered solid growth in volume of total vehicles sold, revenues, adjusted EBITDA and net income. Specific highlights for fiscal 2017 included:

The closing stock price of KAR's common stock rose approximately 19% from $42.62 at December 30, 2016 to $50.51 at December 29, 2017. The closing price shown below for each year is the closing price of a share of the Company's common stock on the last trading day of each year.

Net revenue was up 10% to approximately $3.5 billion.

Total vehicles sold by ADESA, Inc. ("ADESA") and Insurance Auto Auctions, Inc. ("IAA") rose approximately 9% to 5.5 million units.

Net income increased 63% from $222.4 million ($1.60 per diluted share) to $362.0 million ($2.62 per diluted share).

Through share buybacks and dividends, in 2017 we returned approximately $325 million to stockholders and invested approximately $226 million in our business through capital expenditures and strategic acquisitions.

Adjusted EBITDA* rose 12% to $838.0 million.

* Adjusted EBITDA is a non-GAAP measure and is defined and reconciled to the most comparable GAAP measure, net income, in our Annual Report on Form 10-K for the year ended December 31, 2017 in Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations—EBITDA and Adjusted EBITDA."

3

CORPORATE GOVERNANCE HIGHLIGHTS (PAGES 13–17)

We are committed to high standards of ethical and business conduct and strong corporate governance practices. This commitment is highlighted by the practices described below as well as the information contained on our website at www.karauctionservices.com on the "Investor Relations" page under the link "Corporate Governance".

Annual Elections: Our directors are elected annually for one year terms.

Majority Voting: We maintain a majority voting standard for uncontested director elections with a policy for directors to tender their resignation should a majority of the votes cast not be in their favor.
Director and Committee Independence: Eight of our nine director nominees are independent, and all committees of our Board of Directors (the "Board") are comprised entirely of independent directors.
Executive Sessions: Our independent directors meet in executive session at each regularly scheduled Board meeting.

Lead Independent Director: We have a lead independent director who presides over the executive sessions of the independent directors and serves as the principal liaison between the independent directors and the Company's CEO and Chairman of the Board.
Board Diversity: More than twenty percent of our Board is comprised of women.
Annual Board and Committee Evaluations: The Board and each committee evaluates its performance each year.
Robust Equity Ownership Requirements for Non-Employee Directors: The stock ownership guideline for our non-employee directors is five times their annual cash retainer.

Robust Equity Retention Requirements for Non-Employee Directors: All shares of our common stock granted to non-employee directors must be held for four years after the grant while serving as a director.

Robust Equity Ownership Requirements for Executive Officers: We have stock ownership guidelines that are applicable to our executive officers. The stock ownership guideline for our CEO is five times his annual base salary, and the CEO currently holds over 25 times his annual base salary. Executive officers are required to hold 60% of vested shares, net of taxes, until stock ownership guidelines are met.
Anti-Hedging and Pledging Policies: Our directors and executive officers are prohibited from hedging or pledging Company stock.

Annual management and CEO evaluation and succession planning review: Our Board conducts an annual evaluation and review of the CEO and each executive officer's performance, development and succession plan.

Board Risk Oversight: The Risk Committee assists the Board in its oversight of: (i) the principal business, financial, technology, operational and regulatory risks and other material risks and exposures of the Company; and (ii) the actions, activities and initiatives of the Company to mitigate such risks and exposures. The Risk Committee provides oversight with respect to risk practices implemented by management, except for the oversight of risks that have been specifically delegated to another committee of the Board (in which case the Risk Committee may maintain oversight over such risks through the receipt of reports from such committees).

4

EXECUTIVE COMPENSATION (PAGES 26–56)

We maintain a compensation program structured to achieve a close connection between executive pay and Company performance. We believe that this strong pay-for-performance orientation has served us well in recent years. For more information regarding our named executive officer compensation, see "Compensation Discussion and Analysis" and the compensation tables that follow such section.

WHAT WE DO

✔
Stockholder alignment: We have consistently demonstrated close alignment between our total stockholder return ("TSR") performance and the compensation of our CEO, as shown in the chart on page 28.

✔
Independent Compensation Committee: All of the members of our Compensation Committee are independent under NYSE rules.

✔
Independent compensation consultant: The Compensation Committee retains its own independent compensation consultant to evaluate and review our executive compensation program and practices.

✔
Pay for performance: Our annual incentive program is 100% performance-based and our equity incentive program is heavily performance-based with 75% of our equity awards in the form of performance restricted stock units ("PRSUs").

✔
"Double-trigger" vesting provisions in equity award agreements: Beginning with the 2017 equity grants, accelerated vesting of assumed or replaced equity awards upon a change in control of the Company is only permitted if an executive experiences a qualifying termination of employment in connection with or following such change in control.
✔
Maximum payout caps: The Compensation Committee sets maximum amounts that may be payable for annual cash incentive compensation and PRSUs.

✔
Clawback policy for financial misconduct: Our clawback policy provides for the recovery and cancellation of incentive compensation of an executive officer in the event we are required to prepare an accounting restatement due to such executive officer's intentional misconduct.

✔
Moderate change in control benefits: Change in control severance benefits are two times base salary and target bonus for the CEO and one times base salary and target bonus for the other executive officers.

✔
Robust equity ownership requirements: We have stock ownership guidelines that are applicable to our executive officers. The stock ownership guideline for our CEO is five times his annual base salary, and the CEO currently holds over 25 times his annual base salary. Executive officers are required to hold 60% of vested shares, net of taxes, until stock ownership guidelines are met.

WHAT WE DON'T DO

✘
Allow dividends or dividend equivalents to be paid on unvested PRSUs: Dividend equivalents are accrued but not paid on PRSUs until (i) the performance conditions are satisfied; and (ii) the PRSUs vest after the performance measurement period.

✘
Provide excessive perquisites: We provide a limited number of perquisites that are designed to attract and retain highly qualified executives.
✘
Allow hedging or pledging of the Company's securities: We prohibit hedging, pledging and short sales of Company stock by our directors and executive officers.

✘
Reprice stock options: Stock option exercise prices are set equal to the grant date market price and cannot be repriced or discounted without stockholder approval.

✘
Maintain a defined benefit pension plan: We do not maintain a defined benefit pension plan for our executive officers.

5

ELECTION OF DIRECTORS: PROPOSAL NO. 1

DIRECTORS ELECTED ANNUALLY

Our Board has nominated the nine individuals named below to stand for election to the Board at the 2018 annual meeting. The Company's directors are elected each year by the stockholders at the annual meeting. We do not have a staggered or classified board. Each director's term will last until the 2019 annual meeting of stockholders and until such director's successor is duly elected and qualified, or such director's earlier death, resignation or removal. Each director nominee must receive the affirmative vote of a majority of the votes cast in the election of directors at the 2018 annual meeting to be elected (i.e., the number of shares voted "FOR" a director nominee must exceed the number of votes cast "AGAINST" such nominee).

DIRECTOR INDEPENDENCE

The Board is responsible for determining the independence of our directors. Under the NYSE listing standards, a director qualifies as independent if the Board affirmatively determines that the director has no material relationship with us. While the focus of the inquiry is independence from management, the Board is required to broadly consider all relevant facts and circumstances in making an independence determination. Based upon its evaluation, our Board has affirmatively determined that the following directors and director nominees meet the standards of "independence" established by the NYSE: Todd F. Bourell, Donna R. Ecton, Mark E. Hill, J. Mark Howell, Lynn Jolliffe, Michael T. Kestner, John P. Larson and Stephen E. Smith. James P. Hallett, our CEO and Chairman of the Board, is not an independent director.

BOARD NOMINATIONS AND DIRECTOR NOMINATION PROCESS

The Board is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between the annual meetings of stockholders. The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership. When formulating its Board membership recommendations, the Nominating and Corporate Governance Committee may also consider advice and recommendations from others, including stockholders, as it deems appropriate.

As detailed in both the Nominating and Corporate Governance Committee Charter and the Corporate Governance Guidelines, Board candidates also are selected based upon various criteria including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Board members are expected to prepare for, attend and participate in all Board and applicable committee meetings and the Company's annual meetings of stockholders.

In accordance with its charter, the Board also considers candidates for election as a director of the Company recommended by any stockholder, provided that the recommending stockholder follows the procedures set forth in Section 5 of the Company's Second Amended and Restated By-Laws for nominations by stockholders of persons to serve as directors, including the requirements of timely notice and certain information to be included in such notice. Though the Nominating and Corporate Governance Committee does not have a formal policy regarding consideration of director candidates recommended by stockholders, the Board generally evaluates such candidates in the same manner by which it evaluates other director candidates considered by the Board. Deadlines for stockholder nominations for next year's annual meeting are included in the "Requirements, Including Deadlines, for Submission of Proxy Proposals" section on page 64.

An employment agreement entered into on February 27, 2012, between the Company and James P. Hallett, the Company's CEO and Chairman of the Board, provides that Mr. Hallett shall be entitled to serve as a member of the Board for so long as the employment agreement is in effect.

6

BOARD QUALIFICATIONS AND DIVERSITY

The Nominating and Corporate Governance Committee and the Board believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences and other differentiating characteristics, is an important element of its nomination recommendations. The Nominating and Corporate Governance Committee has not identified any specific minimum qualifications which must be met for a person to be considered as a candidate for director. However, Board candidates are selected based upon various criteria including experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board. Although the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee and Board review these factors, including diversity, in considering candidates for Board membership.

INFORMATION REGARDING THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

The following information is furnished with respect to each nominee for election as a director. All of the nominees are currently directors and were elected by the stockholders at last year's annual meeting. Each of the nominees has consented to being named in this proxy statement and to serve as a director if elected. If a nominee is unavailable to serve as a director, your proxies will have the authority and discretion to vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the 2018 annual meeting. The ages of the nominees are as of the date of the 2018 annual meeting, June 4, 2018.

7

Todd F. Bourell

Independent Director since June 2015 Age: 48 Current Board Committees: Compensation Committee and Nominating and Corporate Governance Committee

Donna R. Ecton

Independent Director since December 2013 Age: 71 Current Board Committees: Compensation Committee (Chair) and Audit Committee

Career Highlights
• Managing Partner of WLJ Capital, LLC, a public equities investment firm he founded in January 2015.
• Partner/Analyst at ValueAct Capital, LLC, a privately held hedge fund, from May 2001 to December 2014.
• Global Industry Analyst at Wellington Management Company, a worldwide private investment management company, from September 2000 to May 2001.
• Partner/Analyst at Peak Investment L.P., a private investment firm, from July 1994 to July 1998.

•

Served as ValueAct Capital, LLC's representative on the board of directors of several publicly-traded companies, including IAA from October 2003 to May 2005, now a wholly-owned subsidiary of the Company.

• Graduate of Harvard College and the University of Pennsylvania (MBA).
Skills and Qualifications
✓ Extensive experience in finance, mergers and acquisitions and investment management, including experience in evaluating companies' strategies, operations and financial performance.
✓ Background provides perspective on institutional investors' approach to company performance, capital allocation and corporate governance.
✓ Extensive knowledge of IAA's business as a former owner (through ValueAct Capital, LLC) and board member on IAA's board of directors.
✓ Public company board experience.

Career Highlights

•

Chairman and Chief Executive Officer of EEI Inc., a management consulting firm she founded in July 1998 to provide private equity firms with due diligence and market and operational assessments of companies being considered for acquisition, as well as turnaround management of troubled portfolio companies.

• Director (1994 to 1998) and Chief Operating Officer (1996 to 1998) of PetsMart, Inc.
• Chief Executive Officer of a number of companies, including Business Mail Express, Inc. (1995 to 1996) and Van Houten North America Inc./Andes Candies Inc. (1991 to 1994).
• Held senior corporate management positions at Nutri/System, Inc., Campbell Soup Company and Nordemann Grimm, Inc.
• Began career in banking at Chemical Bank and Citibank N.A. in New York City, running the Upper Manhattan middle market lending business and midtown Manhattan's retail banks.
• Previous public company board of director positions have included Mellon Bank Corporation and Mellon Bank N.A., Mellon PSFS, H&R Block, Inc., Tandy Corporation, Barnes Group Inc. and Vencor, Inc.
• Elected to and served on the Harvard University's Board of Overseers.
• Member of the Council on Foreign Relations in New York City.
• Graduate of Wellesley College (BA) and the Harvard Graduate School of Business Administration (MBA).
Other Current Public Company Directorships: Director of CVR GP, LLC, the general partner of CVR Partners, LP, a nitrogen fertilizer business, since March 2008.
Other Public Company Directorships in Last Five Years: Former Director and Non-Executive Chairman of the Board of Body Central Corp. (2011 to 2014).
Skills and Qualifications

✓

More than 40 years of operational and management experience, including as a CEO, with established companies allows Ms. Ecton to provide to our Board insight into operations, marketing, finance, human resources and strategic planning.

✓ Experience in running multiple location businesses not only in the U.S., but also in Canada, the U.K. and Australia.
✓ Significant strategy and risk assessment experience developed in her roles as a management consultant and as a senior executive of multiple companies.
✓ Substantial financial experience gained in her roles as CEO, COO and other senior executive positions.
✓ Current and prior service on the board of directors of public companies, including several committee chair roles, provides additional perspective to our Board.

8

James P. Hallett

Director since April 2007 Age: 65 Chairman of the Board and Chief Executive Officer

Mark E. Hill

Independent Director since June 2014 Age: 62 Current Board Committees: Nominating and Corporate Governance Committee (Chair) and Risk Committee

Career Highlights
• Chairman of the Company since December 2014 and Chief Executive Officer since September 2009.
• Chief Executive Officer and President of ADESA from April 2007 to September 2009, a wholly owned subsidiary of the Company.
• President of Columbus Fair Auto Auction, a large independent automobile auction located in Columbus, Ohio, from May 2005 to April 2007.

•

After selling his auctions to ADESA in 1996, Mr. Hallett held various senior executive leadership positions with ADESA between 1996 and 2005, including President and Chief Executive Officer of ADESA.

• Founded and owned two automobile auctions in Canada from 1990 to 1996.
• Graduate of Algonquin College.
• Managed and then owned a number of new car franchise dealerships for 15 years.
• Winner of multiple industry awards, including NAAA Pioneer of the Year in 2008 and the Ed Bobit Industry Icon award in 2018.
• Recognized as the EY Entrepreneur of the Year 2014 National Services Award Winner and one of Northwood University's 2015 Outstanding Business Leaders.
Skills and Qualifications
✓ Committed and deeply engaged leader with over 20 years of experience in key leadership roles throughout the Company and over 35 years of experience in the industry.

✓

As Chief Executive Officer, Mr. Hallett has a thorough and in-depth understanding of the Company's business and industry, including its employees, business units, customers and investors, which provides an additional perspective to our Board.

✓

Utilizes strong communication skills to guide Board discussions and keep our Board apprised of significant developments in our business and industry; including our risk management practices, strategic planning and development.

Career Highlights

•

Managing Partner of Collina Ventures, LLC, a private investment company that invests in software and technology companies, since 2006; and Chairman and Chief Executive Officer of Lumavate LLC, a company that provides a platform for building cloud-based mobile applications, since November 2017.

• Co-founder and Chairman of Bluelock, LLC, a privately held infrastructure as a services company, since 2006.

•

Co-Founder, President and Chief Executive Officer of Baker Hill Corporation, a banking industry software and services business, from 1985 to 2006. Baker Hill Corporation was acquired by Experian PLC, a global information solutions company, in 2005.

• Graduate of the University of Notre Dame and Indiana University (MBA).
Other Public Company Directorships in Last Five Years: Lead Independent Director of Interactive Intelligence Group, Inc., a global software business, from 2005 to 2016.
Skills and Qualifications

✓

Significant executive leadership and management experience leading and owning a software and technology-based business provides our Board with expertise in technology, innovation, and strategic investments.

✓ Extensive experience as an investor and mentor to numerous early stage software and technology companies provides entrepreneurial perspective to the Board.

✓

Key leadership experience in numerous central Indiana business and community service organizations, including TechPoint, the Central Indiana Community Foundation, the Orr Fellowship and the local Teach For America board.

✓ Public company board experience, including serving as a lead independent director.

9

J. Mark Howell

Independent Director since December 2014 Age: 53 Current Board Committees: Risk Committee (Chair) and Audit Committee

Lynn Jolliffe

Independent Director since June 2014 Age: 66 Current Board Committees: Compensation Committee and Nominating and Corporate Governance Committee

Career Highlights
• President and Chief Executive Officer of Conexus Indiana, Indiana's advanced manufacturing and logistics initiative sponsored by Central Indiana Corporate Partnership, Inc., since January 2018.

•

Chief Operating Officer of Angie's List,  Inc., a publicly-traded, United States-based, leading consumer web services business connecting more than three million consumers to highly-rated local service providers via its online marketplace, from March 2013 to September 2017.

• President, Ingram Micro North America Mobility of Ingram Micro Inc., a technology distribution company, from 2012 to 2013.

•

President, BrightPoint Americas of BrightPoint,  Inc., a distributor of mobile devices for phone companies, including Chief Operating Officer, Executive Vice President and Chief Financial Officer, from 1994 to 2012. BrightPoint, Inc. was sold to Ingram Micro Inc. in 2012.

• Vice President and Corporate Controller of ADESA from August 1992 to July 1994, now a wholly owned subsidiary of the Company.
• Audit Staff and Senior Staff at Ernst & Young LLP.
• Graduate of the University of Notre Dame (BBA in Accounting).
Skills and Qualifications
✓ Extensive senior leadership experience at internet-based and technology-driven companies provides valuable insight as an increasing amount of the Company's consigned vehicles are sold online.
✓ Provides unique, in-depth knowledge of ADESA and its industry as a former employee of ADESA.
✓ Substantial financial experience.
✓ Certified Public Accountant with experience in public accounting and public companies.

Career Highlights
• Chief Executive Officer of Jolliffe Solutions, Inc., providing consulting in human capital and talent management since June 2015.
• Executive Vice President, Global Human Resources of Ingram Micro Inc., a technology distribution company, from June 2007 to June 2015.
– Vice President, Human Resources for the North America region from October 2006 to May 2007.
– Served as Regional Vice President, Human Resources and Services for Ingram Micro European Coordination Center from August 1999 to October 2006.
• Served in various capacities, including Vice President and Chief Financial Officer with responsibility for human resources, at two Canadian retailers, including Holt Renfrew, from 1985 to 1999.
• Began career at Bell Canada and then moved to Bank of Montreal.
• Graduated from Queens University and University of Toronto (MBA).
Skills and Qualifications
✓ Extensive functional and leadership experience in finance, human resources and general management.
✓ Deep understanding of business drivers from the financial, operational and people perspective gained from experience in multiple industries across three continents.
✓ Diversity in viewpoint and international business experience as she has lived and worked in the U.S., Canada and abroad.
✓ Significant experience with executive compensation decisions, strategies and policies for the acquisition and development of employee talent.

10

Michael T. Kestner

Independent Director since December 2013 Age: 64 Current Board Committees: Audit Committee (Chair) and Risk Committee

John P. Larson

Lead Independent Director since June 2014 Age: 55 Current Board Committees: Compensation Committee and Risk Committee

Career Highlights
• Consultant in the building products and automotive industry since December 2015.
• Chief Financial Officer of Building Materials Holding Corporation, a building products company, from August 2013 to December 2015.
• Partner in FocusCFO, LLC, a consulting firm providing part-time CFO services, from April 2012 to August 2013.
• Executive Vice President, Chief Financial Officer and a director of Hilite International, Inc., an automotive supplier of powertrain parts, from October 1998 to July 2011.
• Chief Financial Officer of Sinter Metals, Inc., a supplier of metal power precision components, from 1995 to 1998.
• Served in various capacities at Banc One Capital Partners, Wolfensohn Ventures LP and as a senior audit manager at KPMG LLP.
• Graduated from Southeast Missouri State University.
Skills and Qualifications
✓ Over 20 years as a CFO provides valuable experience and perspective as Chair of the Audit Committee.
✓ Brings experience as the former CFO of a large, United States-based company which includes experience with complex capital structures and mergers and acquisitions.
✓ Extensive experience in financial analysis and financial statement preparation.
✓ Management experience in the automotive industry both domestically and internationally provides him with additional insight into financial and business matters that are important to the Company.
✓ Certified Public Accountant with experience in public accounting and public companies.

Career Highlights
• Chief Executive Officer of Bestop, Inc., a leading manufacturer of soft tops and accessories for Jeep vehicles, since August 2015.

•

Chief Executive Officer of Escort Inc., an automotive electronics manufacturer, from January 2008 to January 2014 and prior to that as President and Chief Operating Officer from June 2007 to January 2008.

•

Served in a number of capacities at General Motors Company from 1986 to 2007, most recently serving as General Manager overseeing operations for the Buick, Pontiac and GMC Divisions from January 2005 to May 2007 and as General Director of Finance (CFO) for U.S. Sales, Service and Marketing Operations from 2001 to 2004.

• Led General Motors Company's used car remarketing activity from 1999 to 2000.
• Graduated from Northern Illinois University and Purdue University (M.S., Management).
Skills and Qualifications

✓

Extensive business, management and operational experience as CEO in the automotive aftermarket and as a senior executive at one of the world's largest automakers, General Motors Company, provides him with perspective into the Company's challenges, operations, and strategic opportunities.

✓

Extensive experience in automotive remarketing, captive finance (GMAC), rental car program design and automotive dealer activities, as well as an in-depth understanding of the overall automotive business, provide him a broad perspective on our industry and key customers.

✓

Extensive experience as a senior leader in corporate finance has provided him with key skills, including financial reporting, accounting and control, business planning and analysis and risk management, that are valuable to the oversight of our business.

11

Stephen E. Smith

Independent Director since December 2013 Age: 69 Current Board Committees: Audit Committee and Nominating and Corporate Governance Committee

Career Highlights
• Consultant in the automotive industry since October 2012.

•

Senior Vice President, Financial Services of American Honda Finance Corporation (AHFC), a provider of financial services to automobile, motorcycle, marine and power equipment product dealers and their customers, from 1985 to October 2012 (including various other positions). Financial services included commercial lending, consumer lending and financing and vehicle service contracts. Started the consumer finance organization at AHFC.

• Served two terms as Chair of the Vehicle Finance Division for the American Financial Services Association. Member of the Financial Services Roundtable.
• Began career at Bullock's Dept. Stores, a division of Federated Department Stores. Held senior level positions in the credit card division and in store management.
• Member of the board of the directors of Carecredit Corporation, a privately-held consumer credit healthcare company, from 1996 to 2002.

•

Interim President of the California Council on Economic Education, a not-for-profit organization that provides training and educational materials to California teachers relating to economics and personal finance, from July 2013 to February 2014.

• Graduated from California State University, Northridge (BA, MBA).

Skills and Qualifications
✓ Over 25 years of extensive operational and management experience in the automotive industry with particular insight into the financing and leasing of vehicles.

✓

Significant expertise in creating, building and developing consumer and commercial finance business. Expertise in strategy development, sales and marketing, operating efficiency and performance improvement, customer satisfaction and loyalty, and talent management.

✓ Extensive experience in managing lease residual setting, vehicle remarketing, dealer inventory financing and vehicle service contracts.
✓ Considerable financial skill and expertise.

12

BOARD OF DIRECTORS STRUCTURE AND CORPORATE GOVERNANCE

ROLE OF THE BOARD OF DIRECTORS

The Board oversees the Company's CEO and other senior management in the competent and ethical operation of the Company and assures that the long-term interests of the stockholders are being served. The Company's Corporate Governance Guidelines are available on our website at www.karauctionservices.com on the "Investor Relations" page under the link "Corporate Governance." The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the Securities and Exchange Commission (the "SEC").

BOARD LEADERSHIP

Neither the Company's Second Amended and Restated By-Laws nor the Company's Corporate Governance Guidelines require that the Company separate the roles of Chairman of the Board and CEO, and the Board does not have a policy on whether the same person should serve as both the CEO and Chairman of the Board, or if the roles must remain separate. The Board believes that it should have the flexibility to make these determinations from time to time in the way that it believes best to provide appropriate leadership for the Company under then-existing circumstances.

At present, the Board has chosen to combine the positions of CEO and Chairman of the Board and to appoint a Lead Independent Director. Our Board believes that having the same person serve in the roles of Chairman of the Board and CEO is appropriate for the Company at this time, as it fosters clear accountability, effective decision making and alignment on corporate strategy. Given Mr. Hallett's unparalleled knowledge of the industry and the Company, the Board believes Mr. Hallett is in the best position to focus the independent directors' attention on critical business matters and to speak for and lead both the Company and the Board. In addition, the Board believes that the appointment of a Lead Independent Director helps ensure that the Company benefits from effective oversight by its independent directors. Our Lead Independent Director presides over the executive sessions of the independent directors and serves as the principal liaison between the independent directors and the Company's CEO and Chairman of the Board. Our Lead Independent Director, Mr. Larson, has served on the Board since 2014 and has strong communication and leadership skills, as well as extensive knowledge about the Company's strategic objectives, the industry in which we operate, and the areas of strategic importance to the Company.

In connection with the appointment of a Lead Independent Director, the Board adopted a Lead Independent Director Charter, which sets forth a clear mandate with significant authority and responsibilities, including:

Board Meetings and	• Has the authority to call meetings of the independent members of the Board.
Executive Sessions	• Presides at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent members of the Board.

Communications	• Serves as principal liaison on Board-wide issues between the independent directors and the Chairman and CEO and facilitates communication generally between and among directors.

Agendas	• Reviews, in consultation with the Chairman and CEO, the agenda for Board meetings.

Meeting Schedules	• Reviews, in consultation with the Chairman and CEO, the meeting schedules to assure there is sufficient time for discussion of all agenda items.
• Reviews, in consultation with the Chairman and CEO, information sent to the Board, including the quality, quantity, appropriateness and timeliness of such information.

Communicating with Stockholders	• If requested by stockholders, ensures that he or she is available, when appropriate, for consultation and direct communication.

Chairman and CEO Performance Evaluation and Board Governance	• Together with the Compensation Committee, conducts an annual evaluation of the Chairman and CEO, including an annual evaluation of his or her interactions with the independent directors.
• Guides the Board's governance process, including self-evaluations.

13

BOARD OF DIRECTORS MEETINGS AND ATTENDANCE

The Board held seven meetings during 2017. All of the incumbent directors attended at least 75% of the meetings of the Board and Board committees on which they served during 2017. As stated in our Corporate Governance Guidelines, each director is expected to attend all annual meetings of stockholders. All of our directors attended last year's annual meeting of stockholders in person.

COMMITTEES OF THE BOARD OF DIRECTORS

In 2017, the Board maintained four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Risk Committee. Each of our committees operates pursuant to a written charter. Copies of the committee charters are available on our website at www.karauctionservices.com on the "Investor Relations" page under the link "Corporate Governance." The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC. The following table sets forth the current membership of each committee:

Name	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee	Risk Committee
Todd F. Bourell
Donna R. Ecton			(Chair)
James P. Hallett*
Mark E. Hill		(Chair)
J. Mark Howell				(Chair)
Lynn Jolliffe
Michael T. Kestner	(Chair)
John P. Larson**
Stephen E. Smith

* Chief Executive Officer and Chairman of the Board
** Lead Independent Director

A description of each Board committee is set forth below.

Audit Committee

Meetings Held in 2017: Five

Primary Responsibilities: Our Audit Committee assists the Board in its oversight of the integrity of our financial statements, our independent registered public accounting firm's qualifications and independence and the performance of our independent registered public accounting firm. The Audit Committee reviews the audit plans and findings of our independent registered public accounting firm and our internal audit team and tracks management's corrective action plans where necessary; reviews our financial statements, including any significant financial items and changes in accounting policies or practices, with our senior management and independent registered public accounting firm; reviews our financial risk and control procedures, compliance programs (including our Code of Business Conduct and Ethics) and significant tax, legal and regulatory matters; reviews and approves related person transactions; and has the sole discretion to appoint annually our independent registered public accounting firm, evaluate its independence and performance and set clear hiring policies for employees or former employees of the independent registered public accounting firm.

Independence: Each member of the Audit Committee is "financially literate" under the rules of the NYSE, and each of Messrs. Howell and Kestner and Ms. Ecton has been designated as an "audit committee financial expert" as that term is defined by the SEC. In addition, the Board has determined that each member of the Audit Committee meets the standards of "independence" established by the NYSE and is "independent" under the independence standards for audit committee members adopted by the SEC.

14

Compensation Committee

Meetings Held in 2017: Seven

Primary Responsibilities: The Compensation Committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of our CEO and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and approves the compensation of these officers based on such evaluations. The Compensation Committee also administers the issuance of equity and other awards under our equity plans.

Independence: All of the members of the Compensation Committee are independent under the NYSE rules (including the enhanced independence requirements for compensation committee members).

Nominating and Corporate Governance Committee

Meetings Held in 2017: Four

Primary Responsibilities: The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. The Nominating and Corporate Governance Committee also reviews non-employee director compensation on an annual basis and makes recommendations to the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our Corporate Governance Guidelines and reporting and making recommendations to the Board concerning governance matters.

As required by the Company's Corporate Governance Guidelines, the Nominating and Corporate Governance Committee oversees an annual evaluation process of the Board and each committee of the Board. The evaluation process includes a self-evaluation by the Board and each committee. Once the evaluation process is complete, the results are discussed by the full Board and each committee, as applicable, and changes in practices or procedures are considered and implemented as appropriate. The Nominating and Corporate Governance Committee also utilizes the results of this self-evaluation process in assessing and determining the characteristics and critical skills required of prospective candidates for election to the Board and making recommendations to the Board with respect to assignments of Board members to various committees. The Lead Independent Director also conducts a personal interview with each Board member to gather in-depth perspectives and candid insight about Board, committee and individual director performance and suggestions for improvement; in addition, each Board member completes an evaluation of each other Board member.

The Nominating and Corporate Governance Committee periodically reviews the format of the evaluation process to ensure that actionable feedback is solicited on the operation of the Board and director performance.

Independence: All of the members of the Nominating and Corporate Governance Committee are independent under the NYSE rules.

Risk Committee

Meetings Held in 2017: Four

Primary Responsibilities: The Risk Committee assists the Board in its oversight of (i) the principal business, financial, technology, operational and regulatory risks, and other material risks and exposures of the Company and (ii) the actions, activities and initiatives of the Company to mitigate such risks and exposures. The Risk Committee also provides oversight for matters specifically relating to cyber security and other risks related to information technology systems and procedures. The Risk Committee also oversees the Company's enterprise risk management ("ERM") program and has direct oversight over certain risks within the ERM framework.

Independence: All of the members of the Risk Committee are independent under the NYSE rules.

15

BOARD OF DIRECTORS' RISK OVERSIGHT

Our management is responsible for the management and assessment of risk at the Company, including communication of the most material risks to the Board and its committees. Oversight of the Company's risks is carried out by the Board as a whole and by each of its various committees. The Risk Committee provides oversight with respect to risk practices implemented by management, except for the oversight of risks that have been specifically delegated to another committee of the Board. Even when the oversight of a specific area of risk has been delegated to another committee, the Risk Committee may maintain oversight over such risks through the receipt of reports from the committee chairpersons to the Risk Committee. The Board maintains oversight over such risks through the receipt of reports from the chairperson of the Risk Committee and from the other committees at each regularly scheduled Board meeting. The Risk Committee and other committee reviews occur principally through the receipt of reports from management and third parties on these areas of risk, and discussions with management and third parties regarding risk assessment and risk management.

At its regularly scheduled meetings, the Board generally receives a number of reports which include information relating to risks faced by the Company. The Company's Chief Financial Officer provides a report on the Company's results of operations, its liquidity position, including an analysis of prospective sources and uses of funds, and the implications to the Company's debt covenants and credit rating, if any. The president of each primary business unit provides an operational report, which includes information relating to strategic, operational and competitive risks. Finally, the Company's Chief Legal Officer provides a privileged report which provides information regarding the status of the Company's material litigation and related matters, if any, including environmental updates and the Company's continuing compliance with applicable laws and regulations. At each regularly scheduled Board meeting, the Board also receives reports from the Risk Committee chairperson as well as other committee chairpersons, which may include a discussion of risks initially overseen by the committees for discussion and input from the Board. As noted above, in addition to these regular reports, the Risk Committee receives reports on specific areas of risk such as regulatory, cyclical or other risks and reports to the Board on these matters.

The Board's leadership structure, through its committees, also supports its role in risk oversight. In general, the committees oversee the following risks:

  •
  Audit Committee: The Audit Committee maintains initial oversight over risks related to (i) the integrity of the Company's financial statements; (ii) internal controls over financial reporting and disclosure controls and procedures (including the performance of the Company's internal audit function); (iii) the performance of the independent registered public accounting firm; and (iv) ethics and related issues arising from the Company's whistleblower hotline.

  •
  Compensation Committee: The Compensation Committee maintains oversight over risks related to the Company's compensation practices.

  •
  Nominating and Corporate Governance Committee: The Nominating and Corporate Governance Committee monitors potential risks relating to the effectiveness of the Board, notably director succession, composition of the Board and the principal policies that guide the Company's governance.

  •
  Risk Committee: The Risk Committee maintains oversight over the Company's enterprise-level risks generally and specifically with respect to cyber security and information technology systems and procedures as noted above.

16

CORPORATE GOVERNANCE DOCUMENTS

The Board has adopted the following corporate governance documents:

Document	Purpose/Application
Code of Business Conduct and Ethics	Applies to all of the Company's employees, officers and directors, including those officers responsible for financial reporting.
Code of Ethics for Principal Executive and Senior Financial Officers	Applies to the Company's principal executive officer, principal financial and accounting officer and such other persons who are designated by the Board.
Corporate Governance Guidelines	Contains general principles regarding the functions of the Board and its committees.
Committee Charters	Applies to the following Board committees, as applicable: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Risk Committee.
Lead Independent Director Charter	Sets forth a clear mandate and significant authority and responsibilities for the Lead Independent Director.

We expect that any amendment to or waiver of the codes of ethics that apply to executive officers or directors will be disclosed on the Company's website. The foregoing documents are available at www.karauctionservices.com on the "Investor Relations" page under the "Corporate Governance" link and in print to any stockholder who requests them. Requests should be made to KAR Auction Services, Inc., Investor Relations, 13085 Hamilton Crossing Boulevard, Carmel, Indiana 46032. The information on our website is not part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2017, Messrs. Bourell and Larson and Mmes. Ecton and Jolliffe served as members of the Compensation Committee. None of our executive officers serve, or in fiscal year 2017 has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee. None of the individuals serving as members of the Compensation Committee during fiscal year 2017 are now or were previously an officer or employee of the Company or its subsidiaries.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Any stockholder or other interested parties desiring to communicate with the Board, the Chairman of the Board, a committee of the Board or any of the independent directors individually or as a group regarding the Company may directly contact such directors by delivering such correspondence to the Company's Chief Legal Officer at KAR Auction Services, Inc., 13085 Hamilton Crossing Boulevard, Carmel, Indiana 46032. Our Chief Legal Officer reviews all such correspondence and forwards to the applicable director(s) copies of all such applicable correspondence.

The Audit Committee has established procedures for employees, stockholders and others to submit confidential and anonymous reports regarding accounting, internal accounting controls, auditing or any other relevant matters.

EXECUTIVE SESSIONS

The independent directors of the Company meet in executive session at every regularly scheduled Board meeting. The Company's Corporate Governance Guidelines state that the Chairman of the Board (if an independent director) or the Lead Independent Director (if the Chairman of the Board is not an independent director) shall preside at such executive sessions, or in such director's absence, another independent director designated by the Chairman of the Board or the Lead Independent Director, as applicable. Currently, Mr. Larson, our Lead Independent Director, presides at the executive sessions of our independent directors.

17

DIRECTOR COMPENSATION

We use a combination of cash and stock based incentive compensation to attract and retain independent, qualified candidates to serve on the Board. The Board makes all director compensation determinations after considering the recommendations of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews director compensation annually, assisted periodically by an independent compensation consultant (most recently in 2016). Based on this review, the Nominating and Corporate Governance Committee recommended, and the Board agreed, that no changes should be made to director compensation in 2017. There have been no increases in compensation paid to our directors since 2016. In setting director compensation, we considered various factors including market comparison studies and trends, the responsibilities of directors generally, including committee chairs, and the significant amount of time that directors expend in fulfilling their duties. In establishing the non-employee director compensation recommendations, the Nominating and Corporate Governance Committee utilized a balance of cash and equity, with the majority of the compensation delivered through equity grants. Directors who also serve as employees of the Company do not receive payment for service as directors.

CASH AND STOCK RETAINERS

Non-employee directors who served for the entirety of 2017 received:

Components of Director Compensation Program For 2017 Service	Value of Cash Payment/Award	Form of Payment(1)

Annual Cash Retainer(2)	$85,000	Cash
Annual Stock Retainer(3)	$115,018	Restricted Stock
Lead Independent Director Fee	$30,000	Cash
Audit and Compensation Committee Chair Fee	$20,000	Cash
Nominating and Corporate Governance and Risk Committee Chair Fee	$10,000	Cash

(1)
May elect to receive annual cash retainer in shares of our common stock.

(2)
One-fourth of the annual cash retainer is paid at the end of each quarter, provided that the director served as a director in such fiscal quarter.

(3)
Pursuant to our Policy on Granting Equity Awards, unless specifically provided otherwise by the Compensation Committee or the Board, annual grants for directors are effective on the date of the annual meeting at which the director was elected or re-elected. One-fourth of the annual restricted stock grant vests quarterly following the date of the grant. The number of shares of our common stock received is based on the value of the shares on the date of the restricted stock grant.

All of our directors are reimbursed for reasonable expenses incurred in connection with attending Board meetings, committee meetings and Board education events.

18

DIRECTORS DEFERRED COMPENSATION PLAN

Our Board adopted the KAR Auction Services, Inc. Directors Deferred Compensation Plan (the "Director Deferred Compensation Plan") in December 2009. Pursuant to the terms of the Director Deferred Compensation Plan, each non-employee director may elect to defer the receipt of his or her cash director fees into a pre-tax interest-bearing deferred compensation account, which account accrues interest as described in the Director Deferred Compensation Plan. Amounts under the Director Deferred Compensation Plan may also be invested in the same investment choices as are available under our 401(k) plan. Non-employee directors also may choose to receive all or a portion of their annual stock retainer in the form of a deferred share account. The Director Deferred Compensation Plan provides that the amount of cash in a director's deferred cash account, plus the number of shares of our common stock equal to the number of shares in the director's deferred share account, will be delivered to a director in installments over a specified period or within 60 days following the date of the director's departure from the Board, with cash being paid in lieu of any fractional shares.

DIRECTOR STOCK OWNERSHIP AND HOLDING GUIDELINES

The Company's non-employee directors are subject to the Company's director stock ownership and holding guidelines. The stock holding guideline requires each non-employee director to hold any shares of the Company's common stock granted by the Company for at least four years, subject to certain exceptions approved by the Nominating and Corporate Governance Committee.

The Company's stock ownership guideline requires each non-employee director to own a minimum of five times his or her annual cash retainer amount in shares of Company stock.

DIRECTOR COMPENSATION PAID IN 2017

The following table provides information regarding the compensation paid to our non-employee directors.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Todd F. Bourell	$85,000	$115,018	$200,018
Donna R. Ecton	$105,000	$115,018	$220,018
Mark E. Hill	$95,000	$115,018	$210,018
J. Mark Howell	$95,000	$115,018	$210,018
Lynn Jolliffe	$85,000	$115,018	$200,018
Michael T. Kestner	$105,000	$115,018	$220,018
John P. Larson	$115,000	$115,018	$230,018
Stephen E. Smith	$85,000	$115,018	$200,018

(1)
The amounts represent the $85,000 annual cash retainer paid to each non-employee director, plus an additional $30,000 paid to the Lead Independent Director, an additional $20,000 paid to the Chairman of the Audit Committee and the Chairman of the Compensation Committee and an additional $10,000 paid to the Chairman of the Nominating and Corporate Governance Committee and the Chairman of the Risk Committee.

(2)
The amounts represent the aggregate grant date fair value, computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"), of shares of restricted stock awarded to each non-employee director as an annual stock retainer. All non-employee directors received 2,594 shares of restricted stock as an annual stock retainer in June 2017. Pursuant to the Director Deferred Compensation Plan, Messrs. Bourell, Hill, Howell, Kestner and Larson and Ms. Ecton each elected to receive 100% of his or her annual stock retainer in a deferred share account.

Mr. Hallett was not entitled to receive any fees or other compensation for serving as a member of our Board in 2017 because he was employed by the Company.

19

OUTSTANDING DIRECTOR RESTRICTED STOCK AWARDS

The following table sets forth information regarding the number of unvested or deferred shares of our common stock held by each non-employee director as of December 31, 2017:

Name	Unvested Shares and Dividend Equivalents(1)	Deferred Phantom Shares and Dividend Equivalents(2)
Todd F. Bourell	1,318	7,214
Donna R. Ecton	1,318	12,608
Mark E. Hill	1,318	10,733
J. Mark Howell	1,318	8,591
Lynn Jolliffe	1,298	6,246
Michael T. Kestner	1,318	8,616
John P. Larson	1,318	7,257
Stephen E. Smith	1,298	8,093

(1)
This number represents unvested shares of restricted stock and, for those directors who deferred, unvested phantom stock and dividend equivalents.

(2)
This number represents vested phantom stock and dividend equivalents which are deferred in each director's account pursuant to the Director Deferred Compensation Plan. These shares will be settled for shares of our common stock on a one-for-one basis.

20

BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 11, 2018 of: (1) each person or entity who owns of record or beneficially 5% or more of any class of the Company's voting securities of which 134,956,732 shares of common stock were outstanding as of April 11, 2018; (2) each of our directors, director nominees and named executive officers; and (3) all of our directors, director nominees and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, each stockholder will have sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated in a footnote to the following table. The percentage calculations below are based on shares of our common stock outstanding as of April 11, 2018 rather than the percentages set forth in any stockholder's Schedule 13D or Schedule 13G filing. Unless otherwise indicated in a footnote, the business address of each person is our corporate address, c/o KAR Auction Services, Inc., 13085 Hamilton Crossing Boulevard, Carmel, Indiana 46032.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares(1)	Percent of Class(2)
5% BENEFICIAL OWNERS
The Vanguard Group(3)	11,441,280	8.48%
FMR LLC(4)	9,053,964	6.71%
T. Rowe Price Associates, Inc.(5)	8,118,328	6.02%
NAMED EXECUTIVE OFFICERS, DIRECTORS AND DIRECTOR NOMINEES
Todd F. Bourell	8,647	*
Donna R. Ecton	14,112	*
Donald S. Gottwald(6)	72,967	*
James P. Hallett(6)	609,459	*
Mark E. Hill(7)	42,713	*
J. Mark Howell	10,042	*
Lynn Jolliffe	11,969	*
John Kett(6)	66,881	*
Michael T. Kestner	17,302	*
John P. Larson	8,546	*
Eric M. Loughmiller(6)	249,035	*
Rebecca C. Polak(6)	214,106	*
Stephen E. Smith	13,868	*
Executive officers, directors and director nominees as a group 19 persons(8)	1,739,958	1.29%

* Less than one percent

(1)
The number of shares includes shares of our common stock subject to vesting requirements and options exercisable within 60 days of April 11, 2018.

(2)
Shares subject to options exercisable within 60 days of April 11, 2018 are considered outstanding for the purpose of determining the percent of the class held by the holder of such option, but not for the purpose of computing the percentage held by others.

(3)
Based solely on information disclosed in a Schedule 13G/A filed by The Vanguard Group on February 9, 2018. According to this Schedule 13G/A, The Vanguard Group has the sole voting power with respect to 76,555 shares, the sole dispositive power with respect to 11,359,935 shares, the shared voting power with respect to 16,181 shares and the shared voting and dispositive power with respect to 81,345 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

21

(4)
Based solely on information disclosed in a Schedule 13G/A filed by FMR LLC on February 13, 2018. According to this Schedule 13G/A, FMR LLC has the sole voting power with respect to 1,659,065 shares, the sole dispositive power with respect to 9,053,964 shares, and the shared voting and dispositive power with respect to zero shares. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(5)
Based solely on information disclosed in a Schedule 13G/A filed by T. Rowe Price Associates, Inc. on February 14, 2018. According to this Schedule 13G/A, T. Rowe Price Associates, Inc. has the sole voting power with respect to 2,841,580 shares, the sole dispositive power with respect to 8,118,328 shares, and the shared voting and dispositive power with respect to zero shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(6)
Includes the following shares of our common stock issuable pursuant to options that are exercisable within 60 days of April 11, 2018: Mr. Gottwald, 50,000; Mr. Hallett, 344,404; Mr. Kett, 0; Mr. Loughmiller, 97,204; Ms. Polak, 167,716.

(7)
Includes 800 shares held in a family member's brokerage account, over which Mr. Hill holds a power of attorney. Mr. Hill disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(8)
Includes an aggregate of 929,633 shares of our common stock issuable pursuant to options that are exercisable within 60 days of April 11, 2018.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires KAR Auction Services' directors and executive officers and persons who own more than 10% of the issued and outstanding shares of the Company's common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC and the NYSE. Based solely on a review of such reports and written representations from the directors and executive officers, the Company believes that all such filing requirements were met during 2017.

22

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION: PROPOSAL NO. 2

PROPOSAL

In accordance with Section 14A of the Exchange Act and related SEC rules, the Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 26 and the compensation tables that follow such section. The Company seeks this non-binding advisory vote from its stockholders annually, pursuant to the results of the stockholders' vote at the Company's 2017 annual meeting of stockholders selecting such frequency.

Our executive compensation program includes certain "best practices" in governance and executive compensation, including the following:

  •
  Stockholder alignment: We have consistently demonstrated close alignment between our TSR performance and the compensation of our CEO.

  •
  Independent Compensation Committee: All of the members of our Compensation Committee are independent under NYSE rules.

  •
  Independent compensation consultant: The Compensation Committee retains its own independent compensation consultant to review our executive compensation program and practices.

  •
  Pay for performance: Our annual incentive program is 100% performance-based and our equity incentive program is heavily performance-based with 75% of our equity awards in the form of PRSUs.

  •
  Maximum payout caps: The Compensation Committee sets maximum amounts that may be payable for annual cash incentive compensation and PRSUs.

  •
  Clawback policy for financial misconduct: Our clawback policy provides for the recovery and cancellation of an executive officer's incentive compensation in the event we are required to prepare an accounting restatement due to such executive officer's intentional misconduct.

  •
  Moderate change in control benefits: Change in control severance benefits are two times base salary and target bonus for the CEO and one times base salary and target bonus for the other executive officers.

  •
  Double-trigger vesting provisions in equity award agreements: Our 2017 equity awards permit accelerated vesting of assumed or replaced equity awards upon a change in control of the Company only if an executive experiences a qualifying termination of employment in connection with or following such change in control.

  •
  Robust equity ownership requirements: We have stock ownership guidelines that are applicable to our named executive officers. The stock ownership guideline for our CEO is five times his annual base salary, and the CEO currently holds over 25 times his annual base salary.

In deciding how to vote on this proposal, the Board encourages you to read the "Compensation Discussion and Analysis" section and the compensation tables that follow. Because this vote is advisory, it will not be binding upon the Board; however, the Board and the Compensation Committee value our stockholders' opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

23

EXECUTIVE OFFICERS

This information supplements the information included in Item 10 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Our executive officers are as follows:

Name	Age	Position
James P. Hallett	65	Chief Executive Officer and Chairman of the Board of Directors
Thomas J. Fisher	44	Executive Vice President and Chief Information Officer
Donald S. Gottwald	51	Chief Operating Officer and Chief Strategy Officer
John C. Hammer	47	President of ADESA
Peter J. Kelly	49	President of Digital Services and Chief Technology Officer
John W. Kett	54	Chief Executive Officer and President of IAA
Eric M. Loughmiller	59	Executive Vice President and Chief Financial Officer
James E. Money	56	President of AFC
Rebecca C. Polak	47	Chief Legal Officer and Secretary for KAR and President of TradeRev
Lisa A. Price	43	Executive Vice President of Human Resources
Benjamin Skuy	55	Executive Vice President of International Markets and Strategic Initiatives

        James P. Hallett, 65, Chief Executive Officer and Chairman of the Board of Directors. Mr. Hallett has served as the Chief Executive Officer since September 2009 and the Chairman of the Board of Directors since December 2014. Mr. Hallett served as President and Chief Executive Officer of ADESA from April 2007 to September 2009. Mr. Hallett served as: Executive Vice President of ADESA, Inc. from May 2004 to May 2005; President of ADESA Corporation, LLC from March 2004 to May 2005; President of ADESA Corporation between August 1996 and October 2001 and again between January 2003 and March 2004; Chief Executive Officer of ADESA Corporation from August 1996 to July 2003; ADESA Corporation's Chairman from October 2001 to July 2003; Chairman, President and Chief Executive Officer of ALLETE Automotive Services, Inc. from January 2001 to January 2003 and Executive Vice President from August 1996 to May 2004. Mr. Hallett left ADESA in May 2005 and thereafter served as President of the Columbus Fair Auto Auction until April 2007.

        Thomas J. Fisher, 44, Executive Vice President and Chief Information Officer. Mr. Fisher has served as the Company's Executive Vice President and Chief Information Officer since April 2017. Mr. Fisher was the Senior Vice President of Cloud Operations and General Manager, Indianapolis, of Genesys Telecommunications Laboratories, Inc. ("Genesys") from December 2016 to March 2017. Mr. Fisher was the Chief Services Officer at Interactive Intelligence Group, Inc. (which was acquired by Genesys) from January 2014 to December 2016 and also held other roles including Vice President of Global Sales Operations from May 2012 to January 2014, Senior Director of Solutions Engineering from January 2011 to May 2012 and Director of Systems Engineering from January 2005 to January 2011.

        Donald S. Gottwald, 51, Chief Operating Officer and Chief Strategy Officer. Mr. Gottwald has been the Chief Operating Officer since March 2014 and the Chief Strategy Officer since July 2017. Mr. Gottwald previously served as the Chief Executive Officer of AFC from January 2009 to March 2014. Mr. Gottwald also served as the President of AFC from January 2009 to May 2013. Previously, Mr. Gottwald served in the role of Executive Vice President of Dealer Business for HSBC Auto Finance from December 2005 to October 2008. Prior to working at HSBC Auto Finance, Mr. Gottwald served in several roles of increased responsibility with GMAC Financial Services from June 1993 to December 2005, including Managing Director of Saab Financial Services Corp. and Managing Director of American Suzuki Financial Services. Mr. Gottwald has been active in the American Financial Services Association and previously served on the association's board of directors. In addition, Mr. Gottwald serves on the Northwood University Automotive Marketing Curriculum Advisory Board.

        John C. Hammer, 47, President of ADESA. Mr. Hammer assumed the role of President of ADESA effective February 19, 2018. Prior to ADESA, Mr. Hammer was Chief Executive Officer of U.S. Auto Sales, Inc.

24

and U.S. Auto Finance, Inc. from June 2016 to February 2018, and Chief Executive Officer of Cruz Auto, LLC from June 2017 to February 2018. Mr. Hammer previously served as Chief Executive Officer and President of AFC from March 2014 to June 2016. Mr. Hammer joined AFC in April 2009 as Chief Operating Officer, and assumed the role of President of AFC in May 2013. Prior to AFC, Mr. Hammer held senior management roles for more than a decade at various subsidiaries of GMAC Financial Services. He has also served as a general manager at AutoNation and held management roles at Mercedes Benz Credit Corp. Mr. Hammer has 25 years of experience in the automotive industry.

        Peter J. Kelly, 49, President of Digital Services and Chief Technology Officer. Mr. Kelly has been the President of Digital Services since December 2014 and the Chief Technology Officer since June 2013. Mr. Kelly was the President and Chief Executive Officer of Openlane from February 2011 to June 2013. Previously, Mr. Kelly was President and Chief Financial Officer of Openlane from February 2010 to February 2011. Prior to that, Mr. Kelly was Chief Financial Officer of Openlane from May 2008 to February 2010. Mr. Kelly was a co-founder of Openlane in 1999 and served in a number of executive roles at Openlane from 1999 to 2008.

        John W. Kett, 54, Chief Executive Officer and President of IAA. Mr. Kett has been Chief Executive Officer and President of IAA since May 2014. Mr. Kett joined IAA in 2001 as Senior Vice President of Planning and Business Development and was later promoted to Chief Financial Officer and then President. Prior to joining IAA, Mr. Kett served in a variety of senior financial and operational roles for Central Steel and Wire Co., Safelite Glass Corporation (formerly Vistar, Inc.), Newark Electronics and Deloitte LLP.

        Eric M. Loughmiller, 59, Executive Vice President and Chief Financial Officer. Mr. Loughmiller has been Executive Vice President and Chief Financial Officer since April 2007. Previously, from 2001 to 2006, Mr. Loughmiller was the Vice President and Chief Financial Officer of ThoughtWorks, Inc., an information technology consulting firm. Prior to that, Mr. Loughmiller served as Executive Vice President and Chief Financial Officer of May & Speh, Inc. from 1996 to 1998 until May & Speh was acquired by Acxiom Corporation. Mr. Loughmiller was the finance leader of the Outsourcing Division of Acxiom Corporation from 1998 to 2000. Prior to joining May & Speh, Mr. Loughmiller was an audit partner with PricewaterhouseCoopers LLP, an independent registered public accounting firm. Mr. Loughmiller is a certified public accountant.

        James E. Money, 56, President of AFC. Mr. Money has been President of AFC since June 2016. Mr. Money joined AFC in 1999 as Controller and was later promoted to Vice President of Finance in 2006 and to Chief Financial Officer in 2009. Prior to joining AFC, Mr. Money served as Chief Financial Officer of Fundex Games, LTD from 1998 to 1999. Mr. Money is a certified public accountant.

        Rebecca C. Polak, 47, Chief Legal Officer and Secretary for KAR and President of TradeRev. Ms. Polak has been Chief Legal Officer and Secretary for KAR and President of TradeRev since October 2017. Ms. Polak previously served as Executive Vice President, General Counsel and Secretary from April 2007 to October 2017, the Assistant General Counsel and Assistant Secretary of ADESA from February 2005 to April 2007 and as Vice President of ADESA from December 2006 to April 2007. Prior to joining ADESA, Ms. Polak practiced corporate and securities law with Krieg DeVault in Indianapolis from 2000 to 2005 and with Haynes and Boone in Dallas from 1995 to 1999.

        Lisa A. Price, 43, Executive Vice President of Human Resources. Ms. Price has been the Executive Vice President of Human Resources since June 2013. Ms. Price previously served as the Vice President of Employment and Litigation Counsel of the Company from January 2008 to June 2013 and Senior Corporate Counsel from November 2005 to January 2008. Prior to joining ADESA, Ms. Price practiced employment law with Stewart & Irwin in Indianapolis from November 2000 to November 2005.

        Benjamin Skuy, 55, Executive Vice President of International Markets and Strategic Initiatives. Mr. Skuy has been Executive Vice President of International Markets and Strategic Initiatives since September 2009. Mr. Skuy previously served in the following positions between July 1999 and September 2009: Executive Vice President of International Markets and Managing Director of ADESA Canada from January 2008 to September 2009; Managing Director and Chief Operating Officer of ADESA Canada from July 2006 to January 2008; Chief Operating Officer of ADESA Canada from January 2002 to July 2006; and Chief Financial Officer of ADESA Canada from July 1999 to January 2002. Prior to joining ADESA, Mr. Skuy served as Assistant Vice President at Manulife Financial from June 1998 to July 1999. From August 1990 to May 1998 he served as Senior Manager at The Bank of Nova Scotia.

25

COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW

The following discussion and analysis of our compensation program for named executive officers should be read in conjunction with the tables and text elsewhere in this proxy statement that describe the compensation awarded and paid to the named executive officers.

Named Executive Officers

Our named executive officers for the last completed fiscal year were (i) our chief executive officer; (ii) our chief financial officer; and (iii) each of the three other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year. Our named executive officers are:

Name	Title

Jim Hallett	Chief Executive Officer and Chairman of the Board
Eric Loughmiller	Executive Vice President and Chief Financial Officer
Don Gottwald	Chief Operating Officer and Chief Strategy Officer
Becca Polak	Chief Legal Officer and Secretary for KAR and President of TradeRev*
John Kett	Chief Executive Officer and President of IAA
  *
  "TradeRev" is the assumed name for Nth Gen Software Inc.

This Compensation Discussion and Analysis is organized into six sections:

Executive Summary (pages 27–28)
Compensation Philosophy and Objectives (page 29)
The Role of the Compensation Committee and the Executive Officers in Determining Executive Compensation (pages 29–30)
Elements Used to Achieve Compensation Philosophy and Objectives (pages 31–38)
Compensation Policies and Other Information (pages 38–40)
Results of Say on Pay Votes at 2017 Annual Meeting (page 40)

2017 Executive Compensation Highlights

•
Payouts based on Adjusted EBITDA performance in 2017 under our Annual Incentive Program (as subsequently defined) were at approximately 111% of the target amount for the named executive officers whose payout is based on the performance of KAR and approximately 130% of the target amount for the remaining named executive officer whose payout is based on the performance of KAR and IAA. The Compensation Committee applied the MBO modifier (as subsequently defined) to the Annual Incentive Program 2017 payout, based on the named executive officers' achievement of pre-established qualitative objectives, which resulted in varying increases in payouts for each named executive officer based on their respective performance.

•
Half of the 2014 PRSUs paid out at 125% of target and the remaining 2014 PRSUs paid out at 200% of target based on strong Cumulative Adjusted Net Income Per Share ("CANIPS") and TSR performance, respectively.

•
We continued our heavy focus on performance-based equity awards with 75% of our 2017 equity awards in the form of PRSUs that will pay out based on our Cumulative Operating Adjusted Net Income Per Share performance over a three-year measurement period.

These compensation highlights are discussed in more detail below.

26

EXECUTIVE SUMMARY

For the year ended December 31, 2017, the Company again delivered solid growth in volume of total vehicles sold, revenues, adjusted EBITDA and net income. Specific highlights for fiscal 2017 included:

2017 Business Highlights

The closing stock price of KAR's common stock rose approximately 19% from $42.62 at December 30, 2016 to $50.51 at December 29, 2017. The closing price shown below for each year is the closing price of a share of the Company's common stock on the last trading day of each year.

Net revenue was up 10% to approximately $3.5 billion.

Total vehicles sold by ADESA and IAA rose approximately 9% to 5.5 million units.

Net income increased 63% from $222.4 million ($1.60 per diluted share) to $362.0 million ($2.62 per diluted share).

Through share buybacks and dividends, in 2017 we returned approximately $325 million to stockholders and invested approximately $226 million in our business through capital expenditures and strategic acquisitions.

Adjusted EBITDA* rose 12% to $838.0 million.

* Adjusted EBITDA is a non-GAAP measure and is defined and reconciled to the most comparable GAAP measure, net income, in our Annual Report on Form 10-K for the year ended December 31, 2017 in Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations—EBITDA and Adjusted EBITDA."

27

Our Executive Compensation Practices are Aligned with Stockholders' Interests

We maintain a compensation program structured to achieve a close connection between executive pay and Company performance. We believe that this strong pay for performance orientation has served us well in recent years.

WHAT WE DO

✔
Pay for performance: Our annual incentive program is 100% performance-based and our equity incentive program is heavily performance-based with 75% of our equity awards in the form of PRSUs.

✔
Independent Compensation Committee: All of the members of our Compensation Committee are independent under NYSE rules.

✔
Independent compensation consultant: The Compensation Committee retains its own independent compensation consultant to evaluate and review our executive compensation program and practices.

✔
Stockholder alignment: We have consistently demonstrated close alignment between our TSR performance and the compensation of our CEO, as shown in the chart below.

Fiscal Year	2012 YE	2013	2014	2015	2016	2017

CEO Pay ($000)		$5,994	$4,808	$4,824	$5,078	$5,812

Indexed TSR	100	152.97	182.83	201.12	238.16	290.68

✔
Maximum payout caps: The Compensation Committee sets maximum amounts that may be payable for annual cash incentive compensation and PRSUs.

✔
Clawback policy for financial misconduct: Our clawback policy provides for the recovery and cancellation of incentive compensation of an executive officer in the event we are required to prepare an accounting restatement due to such executive officer's intentional misconduct.

✔
Moderate change in control benefits: Change in control severance benefits are two times base salary and target bonus for the CEO and one times base salary and target bonus for the other executive officers.

✔
"Double-trigger" vesting provisions in equity award agreements: Beginning with the 2017 equity grants, accelerated vesting of assumed or replaced equity awards upon a change in control of the Company is only permitted if an executive experiences a qualifying termination of employment in connection with or following such change in control.

✔
Robust equity ownership requirements: We have stock ownership guidelines that are applicable to our executive officers. The stock ownership guideline for our CEO is five times his annual base salary, and the CEO currently holds over 25 times his annual base salary. Executive officers are required to hold 60% of vested shares, net of taxes, until stock ownership guidelines are met.

WHAT WE DON'T DO

✘
Allow dividends or dividend equivalents to be paid on unvested PRSUs: Dividend equivalents are accrued but not paid on PRSUs until (i) the performance conditions are satisfied; and (ii) the PRSUs vest after the performance measurement period.

✘
Provide excessive perquisites: We provide a limited number of perquisites that are designed to attract and retain highly qualified executives.

✘
Allow hedging or pledging of the Company's securities: We prohibit hedging, pledging and short sales of Company stock by our directors and executive officers.
✘
Reprice stock options: Stock option exercise prices are set equal to the grant date market price and cannot be repriced or discounted without stockholder approval.

✘
Maintain a defined benefit pension plan: We do not maintain a defined benefit pension plan for our executive officers.

28

COMPENSATION PHILOSOPHY AND OBJECTIVES

We design and administer our executive pay programs to help ensure the compensation of our named executive officers is (i) closely aligned with our performance on both a short-term and long-term basis; (ii) linked to specific, measurable results intended to create value for stockholders; and (iii) competitive in attracting and retaining key executive talent into the vehicle remarketing and auto finance industry. Each of the compensation programs that we have developed and implemented is intended to satisfy one or more of the following specific objectives:

  •
  align the interests of our executive officers with the interests of our stockholders so that our executive officers manage from the perspective of owners with an equity stake in the Company;

  •
  motivate and focus our executive officers through incentive compensation programs directly tied to our financial results;

  •
  support a one-company culture and encourage synergies among all business units by aligning rewards with long-term, overall Company performance and stockholder value;

  •
  provide a significant percentage of total compensation through variable pay based on pre-established, measurable goals and objectives;

  •
  provide competitive upside opportunity without encouraging excessive risk-taking;

  •
  enhance our ability to attract and retain skilled and experienced executive officers; and

  •
  provide rewards commensurate with performance and with competitive market practices.

While the Company does not target any specific percentile positioning versus the market, the market median is used as a reference point but is not the sole determinant when making compensation decisions. Compensation decisions are made considering a number of factors including experience, tenure, specific requirements of roles relative to the market and individual and Company performance.

THE ROLE OF THE COMPENSATION COMMITTEE AND THE EXECUTIVE OFFICERS IN DETERMINING EXECUTIVE COMPENSATION

Composition of the Compensation Committee. The Compensation Committee of our Board is comprised of Mmes. Ecton (Chairman) and Jolliffe and Messrs. Bourell and Larson.

Role of the Compensation Committee. The Compensation Committee has primary responsibility for all compensation decisions relating to our named executive officers. The Compensation Committee reviews the aggregate level of our executive compensation, as well as the mix of elements used to compensate our named executive officers on an annual basis.

Compensation Committee's Use of Market and Survey Data. Although KAR Auction Services is comprised of a unique mix of businesses and lacks directly comparable public companies, the Compensation Committee understands that most companies consider pay levels at comparably-sized, peer companies when setting named executive officer compensation levels. With assistance from its independent compensation consultant, ClearBridge Compensation Group LLC ("ClearBridge"), the Compensation Committee has developed a meaningful comparator group for the Company.

In order to confirm competitiveness of compensation, the Compensation Committee uses a combination of (i) survey data (cuts from the Aon Hewitt and Mercer general industry and service industry surveys); and (ii) proxy compensation data of a "proxy comparator group" in setting and adjusting base salary levels. In light of the lack of directly comparable companies for KAR Auction Services' business, as noted above, companies in the proxy comparator group were selected based on (i) a focus on service-oriented industries; (ii) similarly-sized revenue and market capitalization levels; (iii) comparable growth, profitability and/or market valuation

29

profiles; and (iv) the avoidance of over-representing any one industry. Where possible, the Compensation Committee included companies that are in related or similar industries to the Company.

Based on the recommendation of ClearBridge, the Compensation Committee used a proxy comparator group consisting of the following 17 companies in making 2017 compensation decisions:

2017 Proxy Comparator Group
Allison Transmission Holdings, Inc.	GATX Corp.	Stericycle, Inc.
Cintas Corporation	LKQ Corp.	Total System Services, Inc.
Copart, Inc.	MSC Industrial Direct Co. Inc.	Vantiv, Inc.
CDK Global, Inc.	Old Dominion Freight Line Inc.	Werner Enterprises, Inc.
ebay Inc.	Pitney Bowes Inc.	Westinghouse Air Brake Technologies
Equifax Inc.	Sotheby's	Corporation

Companies in the 2017 proxy comparator group were selected based on (i) a focus on companies in service-oriented industries; (ii) similarly-sized revenue and market capitalization levels; (iii) comparable growth, profitability and/or market valuation profiles; and (iv) companies with which KAR Auction Services competes for executive talent. Where possible, the Compensation Committee included companies that are in related or similar industries to the Company.

The Compensation Committee viewed the proxy comparator group and market data as an important guide, but not as the sole determinant in making its decisions regarding 2017 base salary levels. The Compensation Committee also considered experience and tenure, sustained performance and specific requirements of roles relative to market and individual and Company performance.

Role of the Independent Compensation Consultant. The Compensation Committee used ClearBridge as its independent compensation consultant in 2017. ClearBridge provided (i) advice to the Compensation Committee with respect to the assessment of the Company's executive compensation practices; (ii) advice regarding the evaluation of long-term incentive compensation practices; (iii) advice and guidance regarding the design of new long-term equity awards; (iv) advice regarding related compensation matters; (v) advice to the Compensation Committee with respect to annual and long-term incentive plan design; and (vi) guidance on the competitiveness of the executive officers' elements of compensation.

The Compensation Committee has reviewed the independence of ClearBridge in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that the work of ClearBridge for the Compensation Committee does not raise any conflict of interest. All work performed by ClearBridge is and was subject to review and approval of the Compensation Committee.

Role of the Executive Officers. Mr. Hallett regularly participates in meetings of the Compensation Committee at which compensation actions involving our named executive officers are discussed. Mr. Hallett assists the Compensation Committee by making recommendations regarding compensation actions for the executive officers other than himself. Mr. Hallett recuses himself and does not participate in any portion of any meeting of the Compensation Committee at which his compensation is discussed.

30

ELEMENTS USED TO ACHIEVE COMPENSATION PHILOSOPHY AND OBJECTIVES

Elements of 2017 Executive Compensation Program Design

The following table lists the elements of compensation for our 2017 executive compensation program. The program uses a mix of fixed and variable compensation elements and provides alignment with both short- and long-term business goals through annual and long-term incentives. Our incentives are designed to drive overall corporate performance and business unit strategies that correlate to stockholder value and align with our strategic vision. In order to confirm competitiveness of compensation, the Compensation Committee reviews survey data and proxy compensation data of other companies.

	Element	Key Characteristics	Why We Pay This Element	How We Determine Amount	2017 Decisions

Fixed	Base salary	Fixed compensation component payable in cash. Reviewed annually and adjusted when appropriate.	Reward the named executive officers for their past performance and facilitate the attraction and retention of a skilled and experienced executive management team.	Company performance, individual performance, experience, job scope, tenure, review of competitive pay practices and base salary as a percentage of total compensation.	Each named executive officer other than our CEO received a salary increase in 2017. See pages 32–33.

Annual cash incentive awards	Variable compensation component payable in cash based on performance against annually established targets.	Motivate and reward the successful achievement of pre-determined financial objectives at the Company.	Award opportunities are based on individual performance, experience, job scope and review of competitive pay practices.

Actual award payouts are based on achievement of 2017 Adjusted EBITDA and an MBO modifier (defined below) relating to pre-established qualitative objectives for implementing and documenting certain talent development and succession plan programs.

KAR's strong performance resulted in approximately 111% of target for certain named executive officers of KAR and IAA's strong performance resulted in approximately 130% of target for the remaining named executive officer- based on Adjusted EBITDA performance in 2017. The application of the MBO modifier (as defined below) resulted in varying increases in the total payout for each named executive officer based on their respective performance. See page 35.

Variable	Performance restricted stock units (PRSUs)	PRSUs vest at the end of a three-year performance period.	Motivate and reward executives for performance on key long-term measures. Align the interests of executives with long-term stockholder value and serve to retain executive talent.	Award opportunities are based on individual's ability to impact future results, job scope, individual performance and review of competitive pay practices.

Awards earned based on 3-year Cumulative Operating Adjusted Net Income Per Share performance through December 31, 2019.

The Compensation Committee granted PRSUs to all of the named executive officers in 2017. See pages 35–36.
PRSU awards made up 75% of the value of the aggregate long-term incentives granted to the named executive officers in 2017.

Restricted stock units (RSUs)	RSUs vest ratably on each of the first three anniversaries of the grant date subject to the named executive officer's continued employment with the Company, provided that the Company achieves $100 million in adjusted net income in its 2017 fiscal year, as reported by the Company (which condition was satisfied).	Align the interests of executives with long-term stockholder value and serve to retain executive talent.	Awards based on individual's ability to impact future results, job scope, individual performance and review of competitive pay practices.

RSU awards made up 25% of the value of the aggregate long-term incentives granted to the named executive officers in 2017.

The Compensation Committee granted RSUs to all of the named executive officers in 2017. See page 36.

31

Compensation Structure and Goal Setting

Our executive compensation program is designed to deliver compensation in accordance with corporate and business unit performance with a large percentage of compensation at risk through long-term equity awards and annual cash incentive awards. These awards are linked to actual performance, consistent with our belief that a significant amount of executive compensation should be in the form of equity and that a greater percentage of compensation should be tied to performance for executives who bear higher levels of responsibility for our performance. The mix of target direct compensation for 2017 for our CEO and the average of our other named executive officers is shown in the charts below. Approximately 83% of our CEO's total compensation, and approximately 70% of the average total compensation of our other named executive officers, is at-risk, consisting of PRSUs, restricted stock units ("RSUs") and other performance-based incentives.

CEO Compensation	Other Named Executive Officer Average Compensation

Base Salary

General. Annual salary levels for our named executive officers are based upon various factors, including the amount and relative percentage of total compensation that is derived from base salary when setting the compensation of our executive officers, Company performance, individual performance, experience, job scope and tenure. In view of the wide variety of factors considered by the Compensation Committee in connection with determining the base salary of each of our named executive officers, the Compensation Committee has not attempted to rank or otherwise assign relative weights to the factors that it considers. A description of how these factors were applied in 2017 is described below.

Base Salaries for 2017. In late 2016 and the first quarter of 2017, the Compensation Committee reviewed the base salaries of each of our named executive officers for 2017. After considering multiple factors as noted above, the Compensation Committee approved a base salary adjustment for Messrs. Gottwald, Loughmiller and Kett and Ms. Polak. The Compensation Committee did not approve a base salary adjustment for Mr. Hallett because the Compensation Committee determined that his base salary was already set at a competitive level.

32

The following base salaries were in effect for 2017:

Name	Base Salary	Increase %	Effective Date	Why Was Increase Approved?
Jim Hallett	$900,000	0%	N/A	N/A
Eric Loughmiller	$500,000	11%	January 1, 2017	Merit and market adjustment.
Don Gottwald	$583,495	3%	January 1, 2017	Merit increase.
Becca Polak	$475,000	8%	January 1, 2017	Merit and market adjustment.
John Kett	$477,405	3%	January 1, 2017	Merit increase.

Base Salaries for 2018. In late 2017, the Compensation Committee reviewed the base salaries of each of our named executive officers for 2018. After considering multiple factors as noted above, the Compensation Committee approved the following base salaries, effective January 1, 2018:

Name	Base Salary	Increase %
Jim Hallett	$975,000	8%
Eric Loughmiller	$525,000	5%
Don Gottwald	$583,495	0%
Becca Polak	$515,000	8%
John Kett	$501,275	5%

The Compensation Committee did not approve a 2018 base salary adjustment for Mr. Gottwald because the Compensation Committee determined that his base salary was already set at competitive levels. In order to confirm competitiveness of compensation, the Compensation Committee reviews survey data and proxy compensation data of other companies.

Annual Cash Incentive Program

General. Named executive officers with greater job responsibilities have a significant proportion of their annual cash compensation tied to Company performance through their annual incentive opportunity.

The KAR Auction Services, Inc. Annual Incentive Program. Under the KAR Auction Services, Inc. Annual Incentive Program (the "Annual Incentive Program"), which is part of the KAR Auction Services, Inc. 2009 Omnibus Stock and Incentive Plan, as amended (the "Omnibus Plan"), the grant of cash-based awards to eligible participants is contingent upon the achievement of certain pre-established corporate performance goals as determined by the Compensation Committee.

    Use of 2017 Adjusted EBITDA

In 2017, the Compensation Committee used "2017 Adjusted EBITDA" for KAR Auction Services and/or IAA, depending upon the named executive officer, as the relevant metric for determining awards under the Annual Incentive Program.

"Adjusted EBITDA" is equal to EBITDA (earnings before interest expense, income taxes, depreciation and amortization) adjusted to exclude, among other things:

  •
  gains and losses from asset sales;

  •
  unrealized foreign currency translation gains and losses in respect of indebtedness;

  •
  certain non-recurring gains and losses;

  •
  stock based compensation expense;

  •
  certain other non-cash amounts included in the determination of net income;

  •
  charges and revenue reductions resulting from purchase accounting;

  •
  minority interest;

  •
  expenses associated with the consolidation of salvage operations;

  •
  consulting expenses incurred for cost reduction, operating restructuring and business improvement efforts;

33

  •
  expenses realized upon the termination of employees and the termination or cancellation of leases, software licenses or other contracts in connection with the operational restructuring and business improvement efforts;

  •
  expenses incurred in connection with permitted acquisitions;

  •
  any impairment charges or write-offs of intangibles; and

  •
  any extraordinary, unusual or non-recurring charges, expenses or losses.

Using these measures, the Compensation Committee establishes, on an annual basis, specific targets that determine the size of payouts under the Annual Incentive Program. In 2017, the annual incentive opportunity based on achievement of 2017 Adjusted EBITDA for each named executive officer was as follows:

		Bonus Opportunity			Bonus Goal Weighting % 2017 Adjusted EBITDA
Name	Base Salary	Threshold % of Base Salary	Target % of Base Salary	Superior % of Base Salary	KAR Auction Services	IAA
Jim Hallett	$900,000	62.5	125	187.5	100
Eric Loughmiller	$500,000	37.5	75	112.5	100
Don Gottwald	$583,495	50	100	150	100
Becca Polak	$475,000	37.5	75	112.5	100
John Kett	$477,405	50	100	150	50	50

The chart below reflects Adjusted EBITDA performance metrics and achieved results for 2017. The payout percentages are based on the achievement of the performance metrics set forth below, with payment amounts prorated for performance between the established levels.

Target Incentive Opportunity: Base Pay multiplied by Individual Target Opportunity
Business Performance Factor: 2017 Adjusted EBITDA of KAR (50% or 100%) and 2017 Adjusted EBITDA of Business Unit (0% to 50%)

    Use of Management by Objectives

In 2017, the Compensation Committee could also, in its discretion, apply the Management by Objectives ("MBO") modifier to increase or reduce the annual incentive awards by up to plus or minus 10% based on an executive's achievement of pre-established qualitative objectives for implementing and documenting certain talent development and succession plan programs.

Based on each executive's level of achievement of each of these objectives, the Compensation Committee applied the MBO modifier to increase the annual incentive award of each of the named executive officers, as shown on page 35 below.

    Performance Targets for the Annual Incentive Program

The Compensation Committee reviews the Company's business plan approved by the Board and determines the level of performance required to receive threshold, target and superior annual incentive payouts. The

34

Compensation Committee established the performance objectives in amounts which it believed would increase stockholder value and be achievable given a sustained performance on the part of the named executive officers and which would require increasingly greater results to achieve the target and superior objectives. The Compensation Committee may decrease the potential payouts at each performance target if, in the discretion of the Compensation Committee, the circumstances warrant such an adjustment. In 2017, the Compensation Committee did not increase or decrease the performance targets of any 2017 annual incentive program award. As described elsewhere in this proxy statement, the Compensation Committee applied the MBO modifier to the 2017 annual incentive program payout, based on the named executive officers' achievement of pre-established qualitative objectives, which resulted in varying increases in payouts for each named executive officer based on their respective performance.

2017 Performance Targets. The chart which follows provides the 2017 Adjusted EBITDA performance targets established by the Compensation Committee for 2017 as well as the actual level of performance achieved (dollars in millions):

	Threshold	Target	Superior	Achieved Results(1)	Percentage of Target Annual Incentive Award Earned (Adjusted EBITDA)
KAR Auction Services	$772.4	$835.0	$876.8	$844.47	111.3%
IAA	$286.7	$307.1	$337.8	$337.44	149.4%
(1)
KAR's reported Adjusted EBITDA for the year ended December 31, 2017 was approximately $838 million, but for Annual Incentive Program purposes, certain acquisitions consummated in 2017 were excluded, which resulted in Adjusted EBITDA of $844.5 million.

2017 Annual Incentive Program Payouts.    Under the Annual Incentive Program, threshold performance objectives must be met in order for any payout to occur. Payouts can range from 50% of target awards for performance at threshold up to a maximum of 150% of target awards (165% with the MBO modifier) for superior performance or no payout if performance is below threshold. The table below shows the annual incentive opportunities for our named executive officers for 2017. Because KAR Auction Services and IAA each achieved at least the threshold level of performance in 2017, each of our named executive officers was eligible to receive an award under the Annual Incentive Program in 2018, which amounts are set forth in the "Summary Compensation Table for 2017" on page 42. Based on the Company's performance during 2017, and the accompanying payout percentages for the different performance goals set forth above, our named executive officers earned the following percentages and corresponding payout amounts of their target annual incentive awards:

Name	Target Annual Incentive Award	Percentage of Target Annual Incentive Award Earned (Adjusted EBITDA)		MBO Multiplier	2017 Payout
Jim Hallett	$1,125,000	111.3%		108.2%	$1,355,361
Eric Loughmiller	$375,000	111.3%		109.4%	$456,798
Don Gottwald	$583,495	111.3%		108.2%	$702,974
Becca Polak	$356,250	111.3%		110.0%	$436,338
John Kett	$477,405	130.4%	(1)	109.4%	$681,026
(1)
This amount is based on the percentages of the target annual incentive awards earned for KAR and IAA.

Long-Term Incentive Opportunities

The Company provides long-term incentive compensation opportunities in the form of PRSUs and RSUs, each as described below.

2017 Long-Term Incentive Awards. As previously disclosed, on February 24, 2017, the Compensation Committee granted PRSUs and RSUs under its long-term incentive program to the Company's named

35

executive officers, as described in the table below. The Company did not grant any stock options to its named executive officers in 2017. Awards were based on the individual's ability to impact future results, job scope, individual performance and a review of competitive pay practices.

The aggregate target award value for each named executive officer was allocated such that 75% of the value was in the form of PRSUs and 25% of the value was in the form of RSUs.

Name	Target PRSUs (Cumulative Operating Adjusted Net Income Per Share Goal)	Value of Target Shares at Grant	RSUs	Value of RSUs at Grant
Jim Hallett	59,224	$2,636,060	19,742	$878,716
Eric Loughmiller	14,395	$640,721	4,799	$213,603
Don Gottwald	16,785	$747,100	5,595	$249,033
Becca Polak	13,675	$608,674	4,559	$202,921
John Kett	9,818	$436,999	3,273	$145,681

    2017 Performance-Based RSU Awards

The PRSUs will vest if and to the extent that the Company's "Cumulative Operating Adjusted Net Income Per Share" exceeds certain levels over the three-year period beginning on January 1, 2017. "Cumulative Operating Adjusted Net Income Per Share" means the sum of the Company's Operating Adjusted Net Income Per Share for the three fiscal years in the measurement period beginning on January 1, 2017 and ending on December 31, 2019.

"Cumulative Operating Adjusted Net Income Per Share" for a fiscal year is calculated by dividing Operating Adjusted Net Income by the weighted average diluted common shares outstanding per year. "Operating Adjusted Net Income" for a fiscal year is equal to the Company's net income as reported in the Form 10-K filed by the Company with respect to such fiscal year, adjusted to (i) exclude gains/losses from certain non-recurring and unbudgeted capital transactions, including debt prepayment, debt refinancing, share repurchases and related financing costs not contemplated in the long term incentive targets; (ii) exclude amortization expense associated with acquired intangible assets recorded during purchase accounting of acquisitions; (iii) exclude acquisition contingent consideration; (iv) exclude the impact of significant acts of God or other events outside of the Company's control that may affect the overall economic environment; (v) exclude significant asset impairments; (vi) exclude the impact of adoption of new accounting standards; and (vii) exclude the impact of tax rate changes caused by changes in tax legislation.

The amount of the target PRSUs actually earned and paid in shares of common stock in a lump sum following the performance period will be: 0% for below threshold performance, 50% for threshold performance, 100% for target performance and up to 200% for achieving the maximum performance level or higher. Linear interpolation will be used to calculate the percentage of PRSUs earned and paid if performance falls between the levels described above.

    2017 Time-Based RSU Awards

The RSUs will vest and convert into shares of common stock of the Company on each of the first three anniversaries of the grant date, subject to the named executive officer's continued employment with the Company through each such anniversary, provided that the Company has achieved the Section 162(m) performance goal of $100 million in adjusted net income in its 2017 fiscal year (as reported in the Form 10-K filed by the Company with respect to such fiscal year, and which condition was satisfied).

Prior Years' Awards.

    2016 Performance-Based and Time-Based RSU Awards

As previously disclosed, on February 22, 2016, the Compensation Committee granted PRSUs and RSUs to certain of the Company's named executive officers, some of which remained outstanding at fiscal year-end 2017. The amounts of PRSUs and RSUs are disclosed in the "Outstanding Equity Awards" table below.

36

Other than with respect to the double-trigger vesting upon a change in control of the Company described above, these awards have terms substantially similar to those granted in 2017. For the year ended December 29, 2017, one-third of the RSUs had vested, as disclosed in the "Option Exercises and Stock Vested" table below.

    2015 Performance-Based and Time-Based RSU Awards

As previously disclosed, on February 20, 2015, the Compensation Committee granted PRSUs and RSUs to certain of the Company's named executive officers, some of which remained outstanding at fiscal year-end 2017. These awards have terms substantially similar to those granted in 2016.

For the year ended December 29, 2017, an additional one-third of the RSUs had vested, as disclosed in the "Option Exercises and Stock Vested" table below.

The number of PRSUs that vested on February 6, 2018 was determined based on the Company's CANIPS exceeding certain levels over the three-year period beginning on January 1, 2015 and ending on December 31, 2017. The amounts of PRSUs and RSUs are disclosed in the "Outstanding Equity Awards" table below.

The number of PRSUs that vested based on CANIPS achieved was determined in accordance with the chart below:

CANIPS During the Measurement Period	Number of PRSUs Vesting
Below Threshold:
Below $4.83	0% of Target
Threshold:
$4.83	50% of Target
Target:
$5.22	100% of Target
Maximum:
Greater than or equal to $6.26	200% of Target

The Company achieved CANIPS of $5.57 versus a target of $5.22 for the three-year performance period ended December 31, 2017. As such, on February 6, 2018, based on the CANIPS achieved, 133.5 percent of the 2015 PRSUs vested above the target level but below the maximum level and resulted in the following number of PRSUs vesting:

Name	Number of PRSUs Vesting (including dividend equivalents)	2017 CANIPS Payout(1)
Jim Hallett	84,257	$4,300,477
Eric Loughmiller	39,008	$1,990,968
Don Gottwald	21,454	$1,095,012
Becca Polak	12,483	$637,132
John Kett	14,043	$716,755
(1)
Based on a share price of $51.04, the February 6, 2018 market close price.

    2014 Performance-Based RSU Awards

As previously disclosed, on March 7, 2017, 50% of the PRSUs granted in 2014 vested above the target performance level but below the maximum performance level based on the Company's CANIPS and the remaining 50% of the PRSUs granted in 2014 vested at the maximum performance level based on the Company's TSR.

Plan under which Long-Term Incentive Awards are Granted. The Company currently grants long-term incentive awards under the Omnibus Plan.

Our Board initially adopted the Omnibus Plan on December 10, 2009 and it has since been amended and restated, as approved by the stockholders. Under the Omnibus Plan, participants are eligible to receive options, restricted stock, RSUs, stock appreciation rights, other stock-based awards and/or cash-based awards, each as determined by the Compensation Committee.

37

Retirement, Health and Welfare Benefits

We offer a variety of health and welfare and retirement programs to all eligible employees, including our named executive officers. As with all Company employees, our named executive officers are eligible to receive 401(k) employer matching contributions equal to 100% of the first 4% of compensation contributed by the named executive officer. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, dental, vision, pharmacy, life, disability and accidental death and disability insurance. We also provide travel insurance to all employees who travel for business purposes.

We also provide certain enhanced retirement vesting of equity-incentive awards as described in "Potential Payments Upon Termination of Change in Control—Potential Payments Upon Termination of Change of Control Table".

Perquisites

The Company provides the named executive officers a limited number of perquisites that the Compensation Committee believes are reasonable and consistent with the objective of attracting and retaining highly qualified executive officers. The perquisites which are currently available to certain of our named executive officers include an automobile allowance or use of a Company-owned automobile, an allowance for executive physicals and Company-paid group term life insurance premiums. Please see footnote 4 to the "Summary Compensation Table for 2017" on page 42 for more information regarding perquisites.

COMPENSATION POLICIES AND OTHER INFORMATION

Employment and Severance Agreements

The Compensation Committee recognizes that, from time to time, it is appropriate to enter into agreements with our executive officers to ensure that we continue to retain their services and to promote stability and continuity within the Company. All of our named executive officers have an employment agreement with the Company or one of its subsidiaries. A description of these agreements can be found in the section titled "Potential Payments Upon Termination or Change in Control—Employment Agreements with Named Executive Officers."

Tax and Accounting Considerations

Employment Agreements.    Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") and related provisions impose substantial excise taxes under Section 4999 of the Code on so-called "excess parachute payments" payable to certain named executive officers upon a change in control and results in the loss of the compensation deduction for such payments by the Company.

Mr. Hallett's employment agreement, which became effective as of February 27, 2012, provides for a potential "gross-up payment" in the event that such excise taxes result from any excess parachute payments. Mr. Hallett's employment agreement provides that in the event that any payment or benefit under such agreement in connection with Mr. Hallett's employment or termination of employment is or becomes subject to an excise tax under Section 4999 of the Code, then the Company will make a cash payment to Mr. Hallett, which, after the imposition of all income, employment, excise and other taxes thereon, as well as any penalty and interest assessments associated therewith, will be sufficient to place Mr. Hallett in the same after-tax position as he would have been in had such excise tax not been applied. However, in the event that a reduction of the total payments to Mr. Hallett would avoid the application of the excise tax, then the total payments will be reduced to the extent necessary to avoid the excise tax, but in no event by more than 10% of the original amount of the total payments.

None of the employment agreements entered into with Messrs. Loughmiller, Gottwald or Kett or Ms. Polak contain excise tax gross-up provisions.

Tax Deductibility of Awards Under the Omnibus Plan. Section 162(m) of the Code ("Section 162(m)") generally disallows a federal tax deduction by the Company for compensation paid to Covered Employees (as

38

defined in Section 162(m)) in excess of $1,000,000. Historically, compensation that qualifies as "performance-based compensation" under Section 162(m) could be excluded from this limit, but this exemption has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to the Covered Employees in excess of $1,000,000 will not be deductible by the Company unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

The Compensation Committee has generally structured certain awards under the Omnibus Plan so that they may comply with the "performance-based compensation" exemption for purposes of Section 162(m) and to be deductible by the Company for federal income tax purposes. However, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)'s exemption from the deduction limit, we cannot guarantee that compensation intended to qualify as "performance-based compensation" will so qualify or will be deductible.

Though tax deductibility is one of many factors considered by the Compensation Committee when determining executive compensation, the Compensation Committee retains the discretion to award compensation that exceeds or does not qualify for the Section 162(m) deductibility limit. The Compensation Committee believes that the tax deduction limitation should not be permitted to compromise our ability to design and maintain executive compensation arrangements that will attract and retain the executive talent to compete successfully. For example, in seeking to tie executive pay to company performance in a meaningful way, the Compensation Committee may make decisions in designing and approving pay programs that are not driven by tax consequences to the Company.

Accounting for Stock-Based Compensation. We account for stock-based compensation in accordance with the requirements of ASC 718.

Clawback Policy for Financial Restatements. The Company's clawback policy provides for the recovery of incentive compensation in the event the Company is required to prepare an accounting restatement due to any current or former executive officer's intentional misconduct. In such an event, the executive officer would be required to repay to the Company the excess amount of incentive compensation received under the inaccurate financial statement. The Company intends to revise this policy as needed to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act when such requirements become effective.

Insider Trading Policy

Our insider trading policy expressly prohibits:

  •
  ownership of margin securities;

  •
  trading in options, warrants, puts and calls or similar instruments on the Company's securities; or

  •
  selling the Company's securities "short."

We also prohibit officers, directors and employees from:

  •
  pledging the Company's securities as collateral for loans; and

  •
  purchasing or selling the Company's securities while in possession of material, non-public information, or otherwise using such information for their personal benefit.

Our executives and directors are permitted to enter into trading plans that are intended to comply with the requirements of Rule 10b5-1 of the Exchange Act so that they can prudently diversify their asset portfolios and exercise their stock options before their scheduled expiration dates.

Anti-Hedging Policy

In addition to the Company's existing anti-pledging of Company stock policy, the Company adopted a formal anti-hedging of Company stock policy, which prohibits our officers and directors from engaging in certain forms of hedging or monetization transactions with respect to the Company's stock, such as prepaid variable forward contracts, equity swaps, collars and exchange funds.

39

Stock Ownership Guidelines and Stock Holding Requirement

The Compensation Committee adopted the following stock ownership guidelines which are applicable to our named executive officers:

Title	Stock Ownership Guideline
CEO	5 times annual base salary
Other Named Executive Officers	3 times annual base salary

The named executive officers must hold 60% of the vested shares, net of taxes, of Company stock received under awards granted on or after January 1, 2015 until the applicable ownership guideline is met. All named executive officers are in compliance with the stock ownership guidelines.

RESULTS OF SAY ON PAY VOTES AT 2017 ANNUAL MEETING

At the Company's 2017 annual meeting of stockholders, the Company held a non-binding stockholder vote on executive compensation (commonly referred to as "Say on Pay"). At the meeting, excluding broker non-votes, over 97% of the votes on the matter were cast to approve the Company's executive compensation programs, less than 3% of the votes were cast against, and less than 1% abstained from voting.

The Compensation Committee considered the results of the vote, including the appropriateness of the compensation philosophy and objectives, the role of the Compensation Committee and executive officers in setting compensation, the elements used to achieve the compensation philosophy and objectives and the levels of compensation provided to the named executive officers. Following its review, the Compensation Committee decided to retain the Company's general approach to executive compensation in 2018, in part due to the significant majority of stockholders that voted to approve the Company's executive compensation programs at the 2017 annual meeting of stockholders.

In addition, at the Company's 2017 annual meeting of stockholders, the Company held a non-binding stockholder vote on whether to hold a Say on Pay vote every one, two or three years. At that meeting, a majority of our stockholders voted in favor of holding a Say on Pay vote every year, and accordingly, the Company adopted an annual Say on Pay vote frequency. As described in more detail in Proposal No. 2 above, the Company is again holding an a Say on Pay vote to approve executive compensation at the 2018 annual meeting of stockholders.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the Compensation Discussion and Analysis for executive compensation for 2017 and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company's 2017 Annual Report on Form 10-K. This report is submitted by Donna R. Ecton, Todd F. Bourell, Lynn Jolliffe and John P. Larson.

Compensation Committee

Donna R. Ecton (Chairman)
Todd F. Bourell
Lynn Jolliffe
John P. Larson

40

ANALYSIS OF RISK IN THE COMPANY'S COMPENSATION STRUCTURE

The Compensation Committee considers the potential risks in our business when designing and administering the Company's pay program, and the Compensation Committee believes its balanced approach to performance measurement and pay delivery works to avoid misaligned incentives for individuals to undertake excessive or inappropriate risk. Further, program administration is subject to considerable internal controls, and when determining the principal outcomes—performance assessments and pay decisions—the Compensation Committee relies on principles of sound governance and good business judgment. As part of its responsibilities to annually review all incentive compensation and equity-based plans, and evaluate whether the compensation arrangements of the Company's employees incentivize unnecessary and excessive risk-taking, the Compensation Committee evaluated the risk profile of all of the Company's compensation policies and practices for 2017.

In its evaluation, the Compensation Committee reviewed the Company's employee compensation structures and noted numerous design elements that manage and mitigate risk without diminishing the incentive nature of the compensation. There is a balanced mix between cash and equity and between annual and longer-term incentives. In addition, annual incentive awards and long-term incentive awards granted to executives are tied to corporate performance goals, including Adjusted EBITDA and Cumulative Operating Adjusted Net Income Per Share. These metrics encourage performance that supports the business as a whole. The executive annual incentive awards include a maximum payout opportunity equal to 165% of target. Our executives are also expected to meet share ownership guidelines in order to align the executives' interests with those of our stockholders. Also, the Company's clawback policy permits the Company to recover incentive compensation paid to an executive officer if the compensation resulted from any financial result or metric impacted by the executive officer's intentional misconduct. This policy helps to discourage inappropriate risks, as executives will be held accountable for misconduct which is harmful to the Company's financial and reputational health.

The Compensation Committee also reviewed the Company's compensation programs for certain design features that may have the potential to encourage excessive risk-taking, including: over-weighting towards annual incentives, highly leveraged payout curves, unreasonable thresholds and steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds. The Compensation Committee concluded that the Company's compensation programs (i) do not include such elements; or (ii) have implemented features, steps and controls that are designed to limit risks of our compensation arrangements. In light of these analyses, the Compensation Committee concluded that the Company has a balanced pay and performance program that does not encourage excessive risk-taking that is reasonably likely to have a material adverse effect on the Company.

41

SUMMARY COMPENSATION TABLE FOR 2017

The table below contains information concerning the compensation of (i) our chief executive officer; (ii) our chief financial officer; and (iii) each of the three other most highly compensated executive officers who were serving as our executive officers as of December 31, 2017.

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Jim Hallett,	2017	$900,000	$3,514,776	—	$1,355,361	$41,739	$5,811,876

CEO and Chairman	2016	$900,000	$3,040,091	—	$1,094,772	$43,220	$5,078,083

	2015	$900,000	$2,856,908	—	$1,023,613	$43,420	$4,823,941
Eric Loughmiller,	2017	$500,000	$854,324	—	$456,798	$25,862	$1,836,984

EVP and CFO	2016	$450,000	$1,310,398	—	$410,540	$46,780	$2,217,718

	2015	$450,000	$1,322,651	—	$383,855	$37,456	$2,193,962
Don Gottwald,	2017	$583,495	$996,133	—	$702,974	$30,870	$2,313,472

Chief Operating	2016	$566,500	$742,354	—	$689,098	$32,454	$2,030,406

Officer and Chief Strategy	2015	$550,000	$727,480	—	$625,541	$31,385	$1,934,406
Officer
Becca Polak,	2017	$475,000	$811,595	—	$436,338	$30,150	$1,753,083

Chief Legal Officer and	2016	$440,000	$461,284	—	$401,416	$33,990	$1,336,690

Secretary for KAR and	2015	$400,000	$423,287	—	$341,204	$27,231	$1,191,722
President of TradeRev
John Kett,	2017	$477,405	$582,680	—	$681,026	$30,791	$1,771,902

Chief Executive Officer	2016	$463,500	$485,907	—	$518,781	$30,670	$1,498,859

and President of IAA	2015	$450,000	$476,188	—	$481,030	$33,620	$1,440,838

(1)
The amounts reported in this column for 2017 represent the grant date fair value of PRSUs and RSUs granted on February 24, 2017, computed in accordance with ASC 718. See Note 4 to our financial statements for 2017 regarding the assumptions made in determining the grant date fair value. The maximum award that can be earned at the end of the performance period (excluding dividends) if maximum performance is achieved with respect to the 2017 PRSU awards, based on the grant date value of our common stock, is as follows: Mr. Hallett – $5,272,120; Mr. Loughmiller – $1,281,442; Mr. Gottwald – $1,494,200; Ms. Polak – $1,217,348; and Mr. Kett – $873,998.

(2)
The amounts reported in this column represent the grant date fair value computed in accordance with ASC 718. See Note 4 to our financial statements for 2017 regarding the assumptions made in determining the grant date fair value. The Company did not grant any stock options to its named executive officers in 2017.

(3)
The amount reported is equal to the amount paid to the named executive officer under the Annual Incentive Program, which is governed by the Omnibus Plan.

(4)
The amounts reported for 2017 consist of the following:

•
Automobile allowance: Mr. Hallett – $25,000; Mr. Gottwald – $18,000; Ms. Polak – $18,000; Mr. Kett – $18,000.

•
Market value of Company car utilized during 2017: Mr. Loughmiller – $11,000.

•
401(k) matching contributions: Mr. Hallett – $10,800; Mr. Loughmiller – $10,800; Mr. Gottwald – $10,800; Ms. Polak – $10,800; Mr. Kett – $10,800.

•
Company-paid group term life insurance premiums: Mr. Hallett – $5,939; Mr. Loughmiller – $3,870; Mr. Gottwald – $2,070; Ms. Polak – $1,350; Mr. Kett – $1,991.

•
Executive physical: Mr. Loughmiller – $192.

42

GRANTS OF PLAN-BASED AWARDS FOR 2017

The following table summarizes the payouts which our named executive officers could or may have received upon the achievement of certain performance objectives under the Annual Incentive Program and the grants of PRSUs and RSUs made under the Omnibus Plan in 2017. We did not grant any option awards in 2017.

		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)
Name (a)	Grant Date (b)	Threshold ($)(c)(1)	Target ($)(d)(1)	Maximum ($)(e)(1)	Threshold (#)(f)(2)	Target (#)(g)(2)	Maximum (#)(h)(2)	Number of Securities Underlying Restricted Stock Units (#)(3)(i)	Grant Date Fair Value of Stock Awards ($)(4)(j)
Jim Hallett	—	562,500	1,125,000	1,687,500

	2/24/2017				29,612	59,224	118,448		2,636,060

	2/24/2017							19,742	878,716
Eric Loughmiller	—	187,500	375,000	562,500

	2/24/2017				7,198	14,395	28,790		640,721

	2/24/2017							4,799	213,603
Don Gottwald	—	291,748	583,495	875,243

	2/24/2017				8,393	16,785	33,570		747,100

	2/24/2017							5,595	249,033
Becca Polak	—	178,125	356,250	534,375

	2/24/2017				6,838	13,675	27,350		608,674

	2/24/2017							4,559	202,921
John Kett	—	238,703	477,405	716,108

	2/24/2017				4,909	9,818	19,636		436,999

	2/24/2017							3,273	145,681

(1)
Columns (c), (d) and (e) include the potential awards for performance at the threshold, target and maximum ("superior") levels, respectively, under the Annual Incentive Program, excluding application of the MBO modifier which may cause an increase or decrease in the annual incentive awards by up to plus or minus 10%. See, "Compensation Discussion and Analysis—Elements Used to Achieve Compensation Philosophy and Objectives—Annual Cash Incentive Program" for further information on the terms of the Annual Incentive Program.

(2)
Columns (f), (g) and (h) include the potential number of PRSUs which may be earned for performance at the threshold, target and maximum levels, respectively. These awards vest if and to the extent that the Company's Cumulative Operating Adjusted Net Income Per Share exceeds certain levels over the three-year period beginning on January 1, 2017.

(3)
Column (i) includes the number of RSUs granted in 2017. These awards vest ratably on each of the first three anniversaries of the grant date subject to the executive's continued employment with the Company and provided that the Company achieves $100 million in adjusted net income in its 2017 fiscal year (as reported by the Company and which condition was satisfied).

(4)
The amounts reported in this column represent the grant date fair value of awards granted on February 24, 2017, computed in accordance with ASC 718 (for PRSUs, grant date fair market value is based on target awards). See Note 4 to our financial statements for 2017 regarding the assumptions made in determining the grant date fair value.

Additional information concerning our cash and equity incentive plans may be found in the sections titled "Compensation Discussion and Analysis—Elements Used to Achieve Compensation Philosophy and Objectives—Annual Cash Incentive Program" and "Long-Term Incentive Opportunities," respectively.

43

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2017

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested ($) (j)
Jim Hallett	150,000			13.46	03/01/2020

	145,803	48,601(1)		30.89	02/27/2024

						126,229(2)	6,375,804(2)

						6,431(3)	349,431(3)

						139,006(4)	7,021,202(4)

						14,053(5)	740,845(5)

						121,898(6)	6,157,055(6)

						19,742(7)	1,016,592(7)
Eric Loughmiller	72,903	24,301(1)		30.89	02/27/2024

						58,440(2)	2,951,779(2)

						2,977(3)	161,756(3)

						59,917(4)	3,026,397(4)

						6,288(5)	334,070(5)

						29,628(6)	1,496,535(6)

						4,799(7)	247,119(7)
Don Gottwald	60,000			10.00	05/06/2019

						32,142(2)	1,623,501(2)

						1,638(3)	89,001(3)

						33,943(4)	1,714,473(4)

						3,562(5)	189,242(5)

						34,548(6)	1,745,005(6)

						5,595(7)	288,108(7)
Becca Polak	176,720			10.00	05/06/2019

	26,247	8,749(1)		30.89	02/27/2024

						18,701(2)	944,600(2)

						953(3)	51,782(3)

						21,091(4)	1,065,303(4)

						2,214(5)	117,626(5)

						28,147(6)	1,421,682(6)

						4,559(7)	234,760(7)
John Kett						21,039(2)	1,062,689(2)

						1,072(3)	58,247(3)

						22,217(4)	1,122,199(4)

						2,332(5)	123,895(5)

						20,208(6)	1,020,700(6)

						3,273(7)	168,539(7)

(1)
These service options were granted on February 27, 2014 and vest ratably on each of the first four anniversaries of the date of grant.

44

(2)
The total amounts and values in columns (i) and (j) equal the total number of PRSUs granted on February 20, 2015 that may be earned and vest based on the CANIPS performance over a three-year period, at the maximum level, held by each named executive officer multiplied by the market price of Company common stock at the close of the last trading day in 2017, which was $50.51 per share, including reinvested dividends on such PRSUs. In calculating the number of PRSUs and their value, we are required by SEC rules to compare our performance through 2017 under the PRSU grants against the threshold, target and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. Through December 31, 2017, we exceeded target levels of CANIPS performance and have accordingly reported the PRSUs at the maximum award level.

(3)
The total amounts and values in columns (i) and (j) equal the total number of RSUs granted on February 20, 2015 that vest ratably on each of the first three anniversaries of the grant date during the named executive officer's continued employment with the Company through each such anniversary, multiplied by the market price of Company common stock at the close of the last trading day in 2017, which was $50.51 per share. The total amount in column (j) includes accrued and unpaid cash dividend equivalents in the following amounts:

Name	Amount

Jim Hallett	$24,601

Eric Loughmiller	$11,388

Don Gottwald	$6,266

Becca Polak	$3,646

John Kett	$4,101

(4)
The total amounts and values in columns (i) and (j) equal the total number of PRSUs granted on February 22, 2016 that may be earned and vest based on the Company's Cumulative Operating Adjusted Net Income Per Share performance over a three-year period, at the maximum level, held by each named executive officer multiplied by the market price of Company common stock at the close of the last trading day in 2017, which was $50.51 per share, including reinvested dividends on such PRSUs. In calculating the number of PRSUs and their value, we are required by SEC rules to compare our performance through 2017 under the PRSU grants against the threshold, target and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. Through December 31, 2017, we exceeded target levels of Cumulative Operating Adjusted Net Income Per Share performance and have accordingly reported the PRSUs at the maximum award level.

(5)
The total amounts and values in columns (i) and (j) equal the total number of RSUs granted on February 22, 2016 that vest ratably on each of the first three anniversaries of the grant date during the named executive officer's continued employment with the Company through each such anniversary, multiplied by the market price of Company common stock at the close of the last trading day in 2017, which was $50.51 per share. The total amount in column (j) includes accrued and unpaid cash dividend equivalents in the following amounts:

Name	Amount

Jim Hallett	$31,028

Eric Loughmiller	$16,463

Don Gottwald	$9,326

Becca Polak	$5,797

John Kett	$6,106

(6)
The total amounts and values in columns (i) and (j) equal the total number of PRSUs granted on February 24, 2017 that may be earned and vest based on the Company's Cumulative Operating Adjusted Net Income Per Share performance over a three-year period, at the maximum level, held by each named executive officer multiplied by the market price of Company common stock at the close of the last trading day in 2017, which was $50.51 per share, including reinvested dividends on such PRSUs. In calculating the number of PRSUs and their value, we are required by SEC rules to compare our performance through 2017 under the PRSU grants against the threshold, target and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. Through December 31, 2017, we exceeded target levels of Cumulative Operating Adjusted Net Income Per Share performance and have accordingly reported the PRSUs at the maximum award level.

(7)
The total amounts and values in columns (i) and (j) equal the total number of RSUs granted on February 24, 2017 that vest ratably on each of the first three anniversaries of the grant date during the named executive officer's continued employment with the Company through each such anniversary, multiplied by the market price of Company common stock

45

  at the close of the last trading day in 2017, which was $50.51 per share. The total amount in column (j) includes accrued and unpaid cash dividend equivalents in the following amounts:

Name	Amount

Jim Hallett	$19,423

Eric Loughmiller	$4,721

Don Gottwald	$5,505

Becca Polak	$4,485

John Kett	$3,220

46

OPTION EXERCISES AND STOCK VESTED DURING FISCAL YEAR 2017

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Jim Hallett	—	—	91,684 (1)	4,211,937 (3)
Eric Loughmiller	—	—	45,101 (1)	2,066,224 (3)
Don Gottwald	56,250	1,973,783	3,419 (2)	183,251 (3)
Becca Polak	—	—	16,093 (1)	739,086 (3)
John Kett	85,246	2,809,262	2,238 (2)	119,571 (3)

(1)
This amount includes shares vested with respect to the full amount of the 2014 CANIPS PRSUs at 125% of target, the full amount of the 2014 TSR PRSUs at 200% of target, one-third of the 2015 RSUs and one-third of the 2016 RSUs.

(2)
This amount includes shares vested with respect to one-third of the 2015 and one-third of the 2016 RSUs.

(3)
This amount includes accumulated dividend equivalents paid in cash with respect to the vested 2015 and 2016 RSUs.

47

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following is a discussion of the treatment of equity-based awards held by our named executive officers and annual cash incentive awards due to our named executive officers upon certain types of employment terminations or the occurrence of a change in control of the Company. For a discussion of our named executive officers' severance payments and the treatment of their annual cash incentive awards that may become due upon certain types of employment terminations pursuant to their employment agreements, see "Employment Agreements with Named Executive Officers" below.

EQUITY-BASED AWARDS—OMNIBUS PLAN

To the extent a named executive officer's employment agreement does not provide otherwise, the Omnibus Plan (and the related award agreements thereunder) provide for the following treatment of stock options and other equity awards issued pursuant to the Omnibus Plan upon the termination of employment scenarios or a change in control, as set forth below. Since December 10, 2009, all grants of stock options and other equity awards have been and will be made pursuant to the terms of the Omnibus Plan.

Termination or Change in Control Scenario

Award Type	Voluntary Termination	Termination by the Company for Cause	Death, Disability or Retirement	Termination without Cause or for Good Reason	Effect of Change in Control or Exit Event

Unless otherwise specified in an award agreement, all unvested equity-based awards under the Omnibus Plan will be forfeited upon a termination of employment for any reason (except in the case of disability or death, as described in the Omnibus Plan).

Options	Omnibus Plan: Voluntary resignation: vested options remain exercisable for 90 days (or until earlier expiration date). For Cause: all vested and unvested options are cancelled.	All vested options remain exercisable for one year (or until earlier expiration date).

In the event of death or disability, all unvested options vest in full, with performance awards remaining subject to achievement of goals.

				Unless otherwise specified in an award agreement, vested options remain exercisable for 90 days (or until earlier expiration date).	Single trigger vesting with committee discretion to cash out or substitute with successor company awards.

48

Termination or Change in Control Scenario

Award Type	Voluntary Termination	Termination by the Company for Cause	Death, Disability or Retirement	Termination without Cause or for Good Reason	Effect of Change in Control or Exit Event

2015 PRSUs 2016 PRSUs 2017 PRSUs	Automatic forfeiture.	Without Cause or for Good Reason: Prorated portion of the PRSUs based on the Company's actual performance during the performance period and the number of full months he/she was employed during such performance period.

Death or Disability: Prorated portion of the 2015 PRSUs based on the Company's actual performance during the performance period and the number of full months he/she was employed during such performance period. Full vesting of 2016 and 2017 PRSU award based on the Company's actual performance during the performance period.

Retirement:
For 2015 PRSUs – Prorated portion of the PRSUs based on the Company's actual performance during the performance period and the number of full months he/she was employed during such performance period.

For 2016 and 2017 PRSUs – Prorated potion of the PRSUs based on the Company's actual performance during the performance period and the number of full months worked through the retirement date (including the "early retirement date" which is the date of the executive's voluntary termination of employment after attaining a combination of years of age and service with the Company and its affiliates of at least 70, with a minimum age of 60) plus a credit of an additional 12 months.

2015/2016 PRSUs: Single trigger vesting at target performance level.

2017 PRSUs: Double trigger vesting at target performance level for any 2017 PRSUs that are assumed or replaced in a Change in Control. Single trigger vesting at the target performance level for any 2017 PRSUs that are not assumed or replaced in a Change in Control.

2015 RSUs 2016 RSUs 2017 RSUs	Voluntary Termination (with or without Good Reason), or Termination by the Company (for Cause or without Cause): Forfeiture of any unvested RSUs.

Death or Disability: Full vesting of any unvested RSUs.

Retirement: Forfeiture of any unvested 2015 RSUs.

Immediate vesting (subject to achievement of adjusted net income target with respect to the 2016 RSUs or operating adjusted net income target with respect to the 2017 RSUs) of any unvested 2016 or 2017 RSUs scheduled to vest in the 12 months following the retirement date (including the "early retirement date") and a prorated portion of such RSUs based on the number of full months he/she was employed since the most recent anniversary of the grant date (after giving 12 months vesting credit following the date of retirement).

2015/2016 RSUs: Single trigger vesting if adjusted net income goal is attained.

2017 RSUs: Double trigger vesting for any 2017 RSUs that are assumed or replaced in a Change in Control. Single trigger vesting for any 2017 RSUs that are not assumed or replaced in a Change in Control. Operating adjusted net income goal is deemed attained.

Unless specified otherwise in a named executive officer's employment agreement, the termination of a named executive officer's employment with the Company or any subsidiary shall be deemed to be for "cause" under the Omnibus Plan upon any of the following events: (i) the refusal or neglect of the named executive officer to perform substantially his/her employment-related duties; (ii) the named executive officer's personal dishonesty, incompetence, willful misconduct, or breach of fiduciary duty; (iii) the named executive officer's indictment for, conviction of, or entering a plea of guilty or nolo contendere to a crime constituting a felony or his/her willful violation of any applicable law; (iv) the named executive officer's failure to reasonably cooperate, following a request to do so by the Company or any subsidiary, in any internal or governmental investigation; or (v) the named executive officer's material breach of any written covenant or agreement not to disclose any information pertaining to the Company or any subsidiary or not to compete or interfere with the Company or any subsidiary.

The Omnibus Plan does not provide a default "good reason" definition in the event such term is not specified in a named executive officer's employment agreement.

49

ANNUAL CASH INCENTIVE AWARDS—OMNIBUS PLAN

Termination or Change in Control Scenario

Voluntary Termination	Termination by the Company for Cause	Death, Disability or Retirement	Termination without Cause or for Good Reason	Effect of Change in Control or Exit Event

Death, Disability, Voluntary Termination (with or without Good Reason) or Termination by the Company (for Cause or without Cause): Annual cash incentive awards are treated as described in the executive's employment agreement with the Company, to the extent applicable. See "Employment Agreements with Named Executive Officers" below for more information.

Retirement: Unless otherwise specified in an employment agreement, an executive receives a pro-rated amount of the incentive award based on actual performance for the performance period.

Unless otherwise determined by the administrator of the Omnibus Plan or as evidenced in an award agreement, pro rata payment based on actual performance, in the administrator's discretion.

50

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

The amounts in the table below assume that the termination and/or change in control, as applicable, was effective as of December 29, 2017, the last business day of the prior fiscal year, and that the respective named executive officers exercised all options and/or received cash in exchange for vested PRSUs and RSUs at such time. The table is merely an illustrative example of the impact of a hypothetical termination of employment or change in control. The amounts that would actually be paid upon a termination of employment can only be determined at the time of such termination, based on the facts and circumstances then prevailing.

Named Executive Officer and Triggering Event		Cash Severance	Non- Equity Incentive Pay(1)	Stock Options (2)	PRSUs (3)	RSUs (4)	Excise Tax Gross- Up(5)	Life Insurance (6)	Total
Jim Hallett

•	Death	—(10)	$1,355,361	$953,552	$10,844,977	$2,112,632	—	$800,000	$16,066,522
•	Disability(7)	—(10)	$1,355,361	$953,552	$10,844,977	$2,112,632	—	—	$15,266,522
•	Retirement(8)	—	$1,355,361	—	$9,818,801	$1,305,643	—	—	$12,479,805
•	Voluntary / for Cause	—	—	—	—	—	—	—	—
•	Termination w/o Cause or for Good Reason	$4,050,000(9)	$1,355,361	—	$7,622,425	—	—	—	$13,027,786
•	CIC (single trigger)	—	$1,355,361	$953,552	$6,698,503	$1,096,041	—	—	$10,103,457
•	Termination after CIC (double trigger)	$4,050,000(9)	$1,355,361	$953,552	$9,777,030	$2,112,632	—	—	$18,248,575

Eric Loughmiller

•	Death	$14,487(10)	$456,798	$476,786	$4,231,779	$742,945	—	$800,000	$6,722,795
•	Disability(7)	$14,487(10)	$456,798	$476,786	$4,231,779	$742,945	—	—	$5,922,795
•	Retirement(8)	—	—	—	—	—	—	—	—
•	Voluntary / for Cause	—	—	—	—	—	—	—	—
•	Termination w/o Cause or for Good Reason	$889,487(9)	$456,798	—	$3,228,534	—	—	—	$4,574,819
•	CIC (single trigger)	—	$456,798	$476,786	$2,989,088	$495,826	—	—	$4,418,498
•	Termination after CIC (double trigger)	$889,487(9)	$456,798	$476,786	$3,737,356	$742,945	—	—	$6,303,372

Don Gottwald

•	Death	$20,701(10)	$702,974	—	$2,813,426	$566,352	—	$800,000	$4,903,453
•	Disability(7)	$20,701(10)	$702,974	—	$2,813,426	$566,352	—	—	$4,103,453
•	Retirement(8)	—	—	—	—	—	—	—	—
•	Voluntary / for Cause	—	—	—	—	—	—	—	—
•	Termination w/o Cause or for Good Reason	$1,187,691(9)	$702,974	—	$1,946,012	—	—	—	$3,836,677
•	CIC (single trigger)	—	$702,974	—	$1,668,987	$278,244	—	—	$2,650,205
•	Termination after CIC (double trigger)	$1,187,691(9)	$702,974	—	$2,541,489	$566,352	—	—	$4,998,506

Becca Polak

•	Death	$23,264(10)	$436,338	$171,655	$1,874,013	$404,168	—	$800,000	$3,709,438
•	Disability(7)	$23,264(10)	$436,338	$171,655	$1,874,013	$404,168	—	—	$2,909,438
•	Retirement(8)	—	—	—	—	—	—	—	—
•	Voluntary / for Cause	—	—	—	—	—	—	—	—
•	Termination w/o Cause or for Good Reason	$854,514(9)	$436,338	—	$1,222,569	—	—	—	$2,513,421
•	CIC (single trigger)	—	$436,338	$171,655	$1,004,952	$169,407	—	—	$1,782,352
•	Termination after CIC (double trigger)	$854,514(9)	$436,338	$171,655	$1,715,793	$404,168	—	—	$3,582,468

John Kett

•	Death	$20,535(10)	$681,026	—	$1,780,795	$350,682	—	$800,000	$3,633,038
•	Disability(7)	$20,535(10)	$681,026	—	$1,780,795	$350,682	—	—	$2,833,038
•	Retirement(8)	—	—	—	—	—	—	—	—
•	Voluntary / for Cause	—	—	—	—	—	—	—	—
•	Termination w/o Cause or for Good Reason	$975,345(9)	$681,026	—	$1,253,528	—	—	—	$2,909,899
•	CIC (single trigger)	—	$681,026	—	$1,092,444	$182,142	—	—	$1,955,612
•	Termination after CIC (double trigger)	$975,345(9)	$681,026	—	$1,602,794	$350,682	—	—	$3,609,847

51

Footnotes to Potential Payments Upon Termination or Change in Control Table

(1)
The amounts reported are equal to the full amount of the named executive officer's 2017 annual bonus (a December 29, 2017 termination results in a 100% payout, whereas a termination on any other date would result in a prorated amount, assuming payment upon a change in control), payable under the terms of such officer's employment agreement or the Omnibus Plan, as applicable.

(2)
The amounts reported assume a Company common stock price of $50.51, which was the closing price on December 29, 2017. Messrs. Gottwald and Kett did not have any outstanding, unvested options as of such date.

(3)
The amounts reported assume a Company common stock price of $50.51, which was the closing price on December 29, 2017. In the event that a named executive officer is terminated without Cause or resigns for Good Reason (each as defined in the applicable employment agreement), or such officer terminates employment due to his/her death, Disability or Retirement (if eligible) (each as defined in the Omnibus Plan), prior to a Change in Control (as defined in the Omnibus Plan), he/she would be entitled to receive, at the same time as active Company employees, all or a prorated portion of the 2015, 2016 and 2017 PRSUs based on the Company's actual performance during each performance period and the number of full months he/she was employed during each such performance period (plus additional vesting in the case of Retirement, if eligible, with respect to the 2016 and 2017 PRSUs). Assuming a termination as a result of the named executive officer's death, Disability or Retirement (if eligible) prior to a Change in Control and as of December 29, 2017 and a full year of vesting, each of the named executive officers would be entitled to (i) all of the 2015 PRSUs, (ii) all of the 2016 PRSUs and (iii) all of the 2017 PRSUs in the case of death or Disability or 24/36ths of the 2017 PRSUs in the case of Retirement (if eligible); in each case, based on actual performance. Assuming a termination without Cause or a resignation for Good Reason prior to a Change in Control, each of the named executive officers would be entitled to (i) all of the 2015 PRSUs, (ii) 24/36ths of the 2016 PRSUs and (iii) 12/36ths of the 2017 PRSUs; in each case, based on actual performance. With respect to the events described above, the amounts disclosed in the table for the 2015 PRSUs reflect actual performance and the amounts disclosed in the table for the 2016 and 2017 PRSUs assume performance at the target level.

If a Change in Control occurs prior to the termination of such officer's employment, assuming a Change in Control date of December 29, 2017, he/she would be entitled to receive immediate vesting and payout of the target number of 2015 PRSUs and 2016 PRSUs, without proration. If such officer's employment is terminated following a Change in Control as a result of a termination without Cause or a resignation for Good Reason, assuming a Change in Control date of December 29, 2017, he/she would be entitled to receive immediate vesting of the target number of 2017 PRSUs as of his/her termination date, without proration, with respect to any 2017 PRSUs that are assumed or replaced in the Change in Control (or, in the case of a termination without Cause, any 2017 PRSUs that are not assumed or replaced in the Change in Control if such officer's employment is terminated effective as of the Change in Control). If a 2017 PRSU is not assumed or replaced in the Change in Control, assuming a Change in Control date of December 29, 2017, such officer would be entitled to receive immediate vesting of the target number of 2017 PRSUs as of the Change in Control date, without proration. With respect to a Change in Control, the amounts disclosed in the "CIC (single trigger)" rows in the table assume that the 2017 PRSUs are assumed or replaced in the Change in Control.

(4)
The amounts reported assume a Company common stock price of $50.51, which was the closing price on December 29, 2017. In the event a named executive officer's employment is terminated for any reason other than as a result of such officer's death or Disability prior to a Change in Control, such officer would forfeit the unvested portion of his/her 2015 RSU award. In the event a named executive officer's employment is terminated prior to a Change in Control as a result of a termination with or without Cause or a voluntary termination (with or without Good Reason), he/she would forfeit the unvested portion of his/her 2016 and 2017 RSUs. In the event a named executive officer's employment is terminated prior to a Change in Control due to his/her death or Disability, he/she would be entitled to receive immediate vesting of the unvested portion of his/her 2015, 2016 and 2017 RSUs. In the event that a named executive officer terminates employment prior to a Change in Control due to his/her Retirement, he/she would be entitled to receive, if the applicable performance threshold was achieved, immediate vesting of the unvested portion of his/her 2016 and 2017 RSUs that are scheduled to vest in the 12 months following the retirement date and a prorated portion of such RSUs based on the number of full months he/she was employed since the most recent anniversary of the grant date (after giving 12 months vesting credit following the retirement date).

If a Change in Control occurs prior to the termination of such officer's employment, assuming a Change in Control date of December 29, 2017, he/she would be entitled to receive immediate vesting of the unvested portion of his/her 2015 and 2016 RSU awards and any 2017 RSU award that is not assumed or replaced in the Change in Control, each, as of the Change in Control date. If such officer's employment is terminated following a Change in Control as a result of a termination without Cause or a resignation for Good Reason, assuming a Change in Control date of December 29, 2017, he/she would be entitled to receive immediate vesting of any 2017 RSU award that is assumed or replaced in the Change in Control, as of his/her termination date. With respect to a Change in Control, the amounts disclosed in

52

  the "CIC (single trigger)" rows in the table assume that the 2017 RSUs are assumed or replaced in the Change in Control.

(5)
As described above, pursuant to his employment agreement and in the event of a Change in Control, Mr. Hallett may be entitled to an excise tax gross-up with respect to certain payments made in connection with a termination of his employment; however, the estimated value of the excess parachute payments on December 29, 2017 is within the statutory safe harbor amount under Section 280G of the Code, making the excise tax and related gross-up inapplicable. Actual excise tax amounts and tax gross-up payments, if any, would be calculated at the time of an actual Change in Control based on all factors and assumptions applicable at that time. No other named executive officer is entitled to an excise tax gross-up.

(6)
Under the Group Term Life Policy, each named executive officer's designated beneficiary is entitled to a payment in an amount equal to two times his/her annual salary, not exceeding $800,000.

(7)
Long-term disability is a Company-paid benefit for all employees and only paid after six months on short-term disability. The benefit is 66.67% of base pay capped at $15,000 per month.

(8)
Pursuant to the terms of his employment agreement, Mr. Hallett would be entitled to a prorated payout of his 2017 annual bonus (the full bonus for a termination date of December 29, 2017) upon his "retirement" (i.e., a voluntary termination of his employment, provided that he announces his retirement at least 12 months prior to such termination). Assuming a "retirement" date of December 29, 2017, with respect to equity awards granted in 2015 and earlier, Mr. Hallett would not have been entitled to receive accelerated vesting of such equity awards because he had not met the requirements for a Retirement under the Omnibus Plan and the applicable award agreements as of such "retirement" date (he had not reached the age of 65). However, Mr. Hallett would have been entitled to receive accelerated vesting of the 2016 and 2017 RSUs and PRSUs because he had met the requirements for a Retirement as of December 29, 2017 under the applicable award agreements (he had reached the age of 60 and had a combination of years of age and service with the Company and its affiliates of at least 70).

Messrs. Loughmiller, Gottwald and Kett and Ms. Polak had not satisfied the Retirement requirements under the Omnibus Plan and the applicable award agreements as of December 29, 2017 (i.e., with respect to the annual bonus and equity awards granted in 2015 and earlier, none had reached the age of 65 and with respect to the 2016 or 2017 RSUs and PRSUs and none had reached the age of 60 and met the applicable age and service requirements), and thus, they would not have been entitled to a prorated payout of their annual bonuses or accelerated vesting of their equity for a Retirement as of such date.

(9)
These amounts are equal to (i) for Mr. Hallett, (a) two times the sum of Mr. Hallett's current annual base salary ($900,000 as of December 29, 2017) and 2017 target bonus amount; and (b) COBRA premium payments for 18 months (because Mr. Hallett did not participate in our group health plans as of December 29, 2017, no COBRA premium amount is included in the figures above); and (ii) for all other named executive officers, (a) one times the sum of the officer's current annual base salary ($500,000 for Mr. Loughmiller, $583,495 for Mr. Gottwald, $475,000 for Ms. Polak and $477,405 for Mr. Kett) and 2017 target bonus amount; and (b) COBRA premium payments for 12 months.

(10)
Under the terms of each named executive officer's employment agreement (other than with respect to Mr. Hallett), he/she (or his/her estate) would be entitled to COBRA premium payments for 12 months in the event of his/her death or Disability. Mr. Hallett (or his estate) would be entitled to COBRA premium payments for 18 months in the event of his death or Disability, but would not have received this benefit with respect to a termination occurring on December 29, 2017 because he did not participate in our group health plans as of such date.

53

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

Each of our named executive officers has an employment agreement with the Company. A summary of each of the agreements is provided below.

CEO

Mr. Hallett's employment agreement, which became effective as of February 27, 2012, provides for the following severance and change of control payments:

Termination Due to Mr. Hallett's Death or Disability. If Mr. Hallett's employment is terminated as a result of his death or disability, we will pay Mr. Hallett, or in the case of his death, Mr. Hallett's estate or beneficiaries, an amount equal to the sum of (i) any accrued but unpaid base salary and accrued but unused vacation days; (ii) any earned and vested benefits and payments pursuant to the terms of any benefit plan (collectively, the amounts described in (i) and (ii) above are, the "Accrued Obligations"); and (iii) subject to Mr. Hallett or his estate executing a general release of any claims that he may have against the Company (the "Release"), any annual bonus for a prior completed calendar year that has not yet been calculated or paid to Mr. Hallett (the "Earned but Unpaid Bonus").

In addition, if Mr. Hallett is participating in the health plans of the Company at the time of his termination, we will pay him, or in the case of his death, his estate or beneficiaries, his or their premiums attributable to maintaining insurance coverage under COBRA for the shorter of (i) 18 months; or (ii) until Mr. Hallett becomes eligible for comparable coverage under the health plans of another employer (the "Continued Benefits"). Subject to receipt and effectiveness of the Release, we also will pay Mr. Hallett, or his estate or beneficiaries, a prorated bonus based upon the portion of the year during which Mr. Hallett was employed by us (the "Prorated Bonus").

For purposes of Mr. Hallett's employment agreement, "disability" means a "Total Disability" (or equivalent) as defined in the Company's long term disability plan in effect at the time of the disability.

Termination by the Company for Cause. Following a majority vote of the Board (excluding Mr. Hallett or any other employee of the Company), we may terminate Mr. Hallett's employment at any time for "Cause." In such event, our only obligation to Mr. Hallett would be the payment, in a lump sum, of Mr. Hallett's Accrued Obligations.

"Cause" is defined in the employment agreement to mean (i) Mr. Hallett's willful, continued and uncured failure to perform substantially his duties under the employment agreement for a period of 14 days following notice to Mr. Hallett of such failure; (ii) Mr. Hallett engaging in illegal conduct or gross misconduct that is demonstrably likely to lead to material injury to the Company; (iii) Mr. Hallett's indictment or conviction of, or plea of nolo contendere to, a crime constituting a felony or any other crime involving moral turpitude; or (iv) Mr. Hallett's failure to comply with the provisions of the employment agreement relating to confidential information, intellectual property, non-competition and non-solicitation which is not cured within the 14 day period following written notice to Mr. Hallett of such failure.

Termination by the Company Without Cause. Mr. Hallett's employment may be terminated without Cause at any time upon 30 days' prior written notice. In the event of a termination without Cause, the Company will pay Mr. Hallett the following "Severance Benefits": (i) two times the sum of Mr. Hallett's (a) annual base salary and (b) target bonus for the year in which termination occurs which, for this purpose, shall not equal less than 100% of Mr. Hallett's base salary; (ii) a Prorated Bonus in a lump sum; and (iii) the Continued Benefits. In addition to the Severance Benefits described above, we will also pay Mr. Hallett the Accrued Obligations and any Earned but Unpaid Bonus.

Termination by Mr. Hallett for Good Reason. Mr. Hallett may terminate his employment for "Good Reason" within 90 days following the occurrence of an event constituting "Good Reason," if such event remains uncured for a period of 30 days following notice of the event by Mr. Hallett to the Company. Upon such termination, the Company will pay Mr. Hallett the sum of the Severance Benefits, the Accrued Obligations and any Earned but Unpaid Bonus.

54

"Good Reason" is defined in the employment agreement to mean the occurrence of any of the following:

  •
  A material reduction of Mr. Hallett's authority, duties and responsibilities, or the assignment to Mr. Hallett of duties materially inconsistent with Mr. Hallett's position as Chief Executive Officer;

  •
  A requirement by the Company that Mr. Hallett relocate his principal business location to a location more than 50 miles from the Company's executive offices as of the effective date of the employment agreement;

  •
  Any material failure by the Company to comply with any of the terms and conditions of the employment agreement;

  •
  Any failure to timely pay or provide Mr. Hallett's base salary, or any reduction in Mr. Hallett's base salary below $816,000, other than in connection with across-the-board salary reductions;

  •
  Any material reduction in Mr. Hallett's base salary or annual bonus opportunity; or

  •
  A "Change of Control," defined by reference to the term "Change in Control" used the Omnibus Plan, occurs and, if applicable, the Company fails to cause its successor to assume or reaffirm the Company's obligations under the employment agreement without change.

Termination by Mr. Hallett without Good Reason. Mr. Hallett may terminate his employment under the employment agreement at any time without Good Reason upon 30 days' prior written notice. In such event, we will pay Mr. Hallett a lump sum amount equal to the Accrued Obligations.

Termination by Mr. Hallett upon Retirement. Mr. Hallett may voluntarily terminate his employment under the employment agreement due to retirement by announcing his retirement at least 12 months prior to such termination. In the event of such a termination, we will pay Mr. Hallett a lump sum amount equal to the Accrued Obligations and a Prorated Bonus.

Excise Tax Gross-Up. As described above in "Compensation Policies and Other Information—Tax and Accounting Considerations—Employment Agreements," Mr. Hallett's employment agreement provides that in the event that any payment or benefit in connection with his employment is or becomes subject to an excise tax under Section 4999 of the Code, the Company will make a cash payment to Mr. Hallett, which after the imposition of all income, employment, excise and other taxes thereon as well as any penalty and interest assessments associated therewith, will be sufficient to place Mr. Hallett in the same after-tax position as he would have been in had such excise tax not applied. However, in the event that a reduction of the total payments due to Mr. Hallett would avoid the application of the excise tax, then the total payments will be reduced to the extent necessary to avoid the excise tax, but in no event by more than 10% of the original amount of the total payments due.

Requirements With Respect to Non-Competition and Non-Solicitation. Upon a termination of employment for any reason, Mr. Hallett is subject to the following two year post-termination restrictive covenants (except in the case of retirement): (i) non-competition restrictions; and (ii) non-solicitation of Company employees and customers.

Other Named Executive Officers

The Company has entered into substantially similar employment agreements with Messrs. Loughmiller, Gottwald and Kett and Ms. Polak, providing for their at-will employment and the following severance and change of control payments.

Termination Due to Death or Disability. If Messrs. Loughmiller, Gottwald or Kett or Ms. Polak terminates his/her employment due to death or disability, the Company will be obligated to pay to the executive (or his/her legal representatives) an amount equal to the sum of (i) any earned but unpaid base salary; (ii) accrued but unpaid vacation earned through the date of termination; (iii) unreimbursed business expenses; and (iv) any vested employee benefits. The aggregate of the foregoing is referred to as the "Accrued Obligations." In addition, the executive or his/her estate/beneficiaries would be entitled to receive (i) COBRA premium payments for 12 months or until the executive becomes eligible for coverage under another employer's health

55

plan, if the executive is participating in the Company's health plans on the date of such termination of employment (the "Continued Benefits"); (ii) the prorated portion of his/her annual bonus for the calendar year in which such termination of employment occurred, calculated based on the executive's actual performance and based on the number of days the executive was employed by the Company during such calendar year; and (iii) a payment equal to the amount of any annual bonus which has been earned in a prior year but which has not yet been paid to the executive (the "Earned but Unpaid Bonus").

For purposes of their employment agreements, "disability" means a "Total Disability" (or equivalent) as defined in the Company's long term disability plan in effect at the time of the disability.

Voluntary Termination or Termination for Cause. If Messrs. Loughmiller, Gottwald or Kett or Ms. Polak voluntarily terminates his/her employment or if the Company terminates his/her employment for Cause, the Company's sole obligation will be to pay him/her the Accrued Obligations. For purposes of their employment agreements, "Cause" means the (i) executive's willful, continued and uncured failure to perform substantially their duties under the agreement (other than any such failure resulting from incapacity due to medically documented illness or injury) for a period of 14 days following written notice by the Company to the executive of such failure; (ii) executive engaging in illegal conduct or gross misconduct that is demonstrably likely to lead to material injury to the Company, monetarily or otherwise; (iii) executive's indictment or conviction of, or plea of nolo contendere to, a crime constituting a felony or any other crime involving moral turpitude; or (iv) executive's violation of the restrictive covenants under the agreement or any other covenants owed to the Company by executive.

Termination Without Cause or Resignation for Good Reason. In the event Messrs. Loughmiller, Gottwald or Kett or Ms. Polak is terminated by the Company without Cause or such executive resigns for Good Reason, the executive would be entitled to receive, subject to the execution and non-revocation of a release of claims, (i) a lump sum cash payment equal to the sum of his/her annual base salary plus target annual bonus for the year in which such termination of employment occurs; (ii) the Continued Benefits; and (iii) the Earned but Unpaid Bonus. For purposes of their employment agreements, "Good Reason" means (i) any material reduction of the executive's authority, duties and responsibilities; (ii) any material failure by the Company to comply with any of the terms and conditions of the agreement; (iii) any failure to timely pay or provide the executive's base salary, or any reduction in the executive's base salary, excluding any base salary reduction made in connection with across the board salary reductions; (iv) the requirement by the Company that the executive relocate his/her principal business location to a location more than 50 miles from the executive's principal base of operation as of the effective date of the agreement; or (v) a Change of Control occurs and, if applicable, the Company fails to cause its successor (whether by purchase, merger, consolidation or otherwise) to assume or reaffirm the Company's obligations under the agreement without change. For purposes of the foregoing, "Change of Control" has the same meaning as the term "Change in Control" under the Omnibus Plan.

Requirements With Respect to Non-Competition and Non-Solicitation. Upon a termination of employment for any reason, Messrs. Loughmiller, Gottwald and Kett and Ms. Polak are subject to the following one year post-termination restrictive covenants: (i) non-competition restrictions; and (ii) non-solicitation of Company employees and customers.

56

CEO PAY RATIO

Summary: For the 2017 fiscal year, the ratio of the annual total compensation of Mr. Hallett, our Chief Executive Officer ("CEO Compensation"), to the median of the annual total compensation of all of our employees and those of our consolidated subsidiaries other than Mr. Hallett ("Median Annual Compensation") was 165 to 1.

This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described below. The assumptions used in the calculation of our estimated pay ratio are specific to our company and our employee population; therefore, our pay ratio may not be comparable to the pay ratios of other companies, including the companies in our proxy comparator group.

In this summary, we refer to the employee who received the Median Annual Compensation as the "Median Employee." For purposes of this summary, Median Annual Compensation was $35,321, and was calculated by totaling for our Median Employee all applicable elements of compensation for the 2017 fiscal year in accordance with Item 402(c)(2)(x) of Regulation S-K. For purposes of this summary, CEO Compensation was $5,811,876. CEO Compensation for purposes of this disclosure represents the total compensation reported for Mr. Hallett in the "Summary Compensation Table for 2017" for the 2017 fiscal year.

Methodology: To identify the Median Employee, we first determined our employee population as of December 31, 2017 (the "Determination Date"). We had 17,481 employees (other than Mr. Hallett), representing all full-time, part-time, seasonal and temporary employees of us and our consolidated subsidiaries as of the Determination Date. This number does not include any independent contractors or "leased" workers, as permitted by the applicable SEC rules. Of our 17,481 total employees (other than Mr. Hallett), approximately 231 (or about 1%) are employed in the United Kingdom and approximately 9 (or less than 1%) are employed in Mexico. We have chosen to exclude these 240 employees based outside of the U.S. in identifying our Median Employee, as permitted under the de minimis exemption to Item 402(u) of Regulation S-K. We used our number of total employees (17,481, other than Mr. Hallett) in making our de minimis calculation.

We then measured compensation for the period beginning on January 1, 2017 and ending on December 31, 2017 for 17,241 employees (after the permitted exclusions noted above). This compensation measurement was calculated by totaling, for each employee, gross wages reported on Form W-2 (or its equivalent for non-U.S. employees), which included cash compensation, including regular pay (wages and salary), all variants of overtime (if eligible), and all variants of bonus payments actually paid (if any). In determining the Median Employee, we annualized the total compensation for the portion of our permanent employee workforce (full-time and part-time) which worked for less than the full fiscal year due to commencing employment after the beginning of the fiscal year.

57

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: PROPOSAL NO. 3

PROPOSAL

The Audit Committee has appointed KPMG LLP ("KPMG") to serve as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2018. The Audit Committee and the Board seek to have the stockholders ratify the Audit Committee's appointment of KPMG, which has served as the Company's independent registered public accounting firm since 2007. Although the Company is not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. If the appointment of KPMG is not ratified by the stockholders, the Audit Committee will consider the vote of the Company's stockholders and may appoint another independent registered public accounting firm or may decide to maintain its appointment of KPMG. Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy at the 2018 annual meeting.

Representatives of KPMG will be present at the 2018 annual meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

58

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of four independent directors, each of whom satisfies the independence requirements of Section 10A of the Exchange Act and Rule 10A-3 under the Exchange Act. The Audit Committee oversees our financial reporting process on behalf of the Board and serves as the primary communication link between the Board as the representative of our stockholders, the independent auditors, KPMG and our internal auditors. Our management has the primary responsibility for financial statements and the reporting process, including the systems of internal controls and for assessing the effectiveness of internal controls over financial reporting. The Audit Committee, at least quarterly, meets with the Company's Chief Financial Officer, the Company's Vice President of Internal Audit and representatives of KPMG and conducts separate executive sessions to discuss the audited consolidated financial statements, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting and compliance programs.

In fulfilling its responsibilities during the fiscal year, the Audit Committee reviewed and discussed with management the consolidated financial statements and related financial statement disclosures included in our Quarterly Reports on Form 10-Q and the audited consolidated financial statements and related financial statement disclosures included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Also, the Audit Committee reviewed with the independent auditors their judgments as to both the quality and the acceptability of our accounting policies. The Audit Committee's review with the independent auditors included a discussion of other matters required under Auditing Standards promulgated by the Public Company Accounting Oversight Board ("PCAOB"), including PCAOB Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee received the written disclosures and the letter from the independent auditors required by the PCAOB Rule Nos. 3524 and 3526 regarding communications with the Audit Committee concerning independence and has discussed those disclosures with the independent auditors. The Audit Committee has also reviewed non-audit services performed by KPMG and considered whether KPMG's provision of non-audit services was compatible with maintaining its independence from the Company.

The Audit Committee discussed with our internal auditors and independent auditors the overall scope and plans for their respective audits and reviewed our plans for compliance with management certification requirements pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee met with the internal auditors and independent auditors, with and without management present, to discuss the results of the auditors' examinations, their evaluations of our internal controls, including a review of the disclosure control process, and the overall quality of our financial reporting. Management represented to the Audit Committee that the Company's consolidated audited financial statements as of and for the fiscal year ended December 31, 2017 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee, or the Chairman of the Audit Committee, also pre-approved all audit and non-audit services provided by the independent auditors during and relating to fiscal year 2017. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

The Audit Committee evaluates the performance of the independent auditors each year and determines whether to re-engage the current independent auditors or consider other audit firms. To assist in the evaluation of KPMG's performance for the 2017 audit, the Audit Committee conducted an evaluation whereby each member of the Audit Committee and certain members of management completed a written evaluation assessing KPMG's independence, technical expertise, industry knowledge, adequacy of audit approach and scope, and service and communication with management and the Audit Committee. The results of this evaluation were discussed with the Audit Committee in executive session and ultimately with the KPMG engagement partner. The Audit Committee reviews with our Chief Financial Officer and our Vice President of Internal Audit, the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the independent auditors of our internal controls over financial reporting, the quality of our financial reporting and the ability of the independent auditors to remain independent. Based on

59

these evaluations, the Audit Committee approved the engagement of KPMG as our independent auditors for fiscal year 2018.

Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee has continued its long-standing practice of recommending that the Board ask our stockholders to ratify the appointment of the independent auditors at our annual meeting of stockholders. This report is submitted by Michael T. Kestner, Donna R. Ecton, J. Mark Howell and Stephen E. Smith.

The Audit Committee

Michael T. Kestner (Chairman)
Donna R. Ecton
J. Mark Howell
Stephen E. Smith

60

FEES PAID TO KPMG LLP

The following table sets forth the aggregate fees charged to KAR Auction Services by KPMG for audit services rendered in connection with the audit of our consolidated financial statements and reports for 2017 and 2016 and for other services rendered during 2017 and 2016 to KAR Auction Services and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services:

Fee Category	2017	2016
Audit Fees(1)	$2,880,000	$2,775,568
Audit-Related Fees(2)	416,116	247,942
Tax Fees(3)	148,239	92,128
All Other Fees(4)	1,780	1,905

Total Fees	$3,446,135	$3,117,543

(1)
Audit Fees: Consists of fees for professional services rendered for the audit of our consolidated financial statements, review of the interim condensed consolidated financial statements included in the Company's quarterly reports, the audit of our internal controls over financial reporting and services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

(2)
Audit-Related Fees: Consists principally of fees for professional services rendered with respect to SOC 1 readiness assessments and reporting (2017 fee increase resulted in part from an increase in the number of SOC 1 report issuances compared to 2016). Also includes professional services rendered in connection with the audit of our 401(k) benefit plan.

(3)
Tax Fees: Consists of fees for various tax planning projects.

(4)
All Other Fees: Consists principally of a license to use KPMG's accounting research software.

61

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KAR Auction Services' independent registered public accounting firm fee pre-approval policy provides for an annual process through which the Audit Committee evaluates the nature and scope of the audit prior to the commencement of the audit. The Audit Committee also evaluates audit-related, tax and other services that are proposed, along with the anticipated cost of such services. The Audit Committee reviews schedules of specific services to be provided. If other services are provided outside of this annual process, under the policy they may be (i) pre-approved by the Audit Committee at a regularly scheduled meeting; or (ii) pre-approved by the Chairman of the Audit Committee, acting between meetings and reporting back to the Audit Committee at the next scheduled meeting. All audit fees, audit-related fees, tax fees and all other fees described above were approved by the Audit Committee or the Chairman of the Audit Committee before such services were rendered.

62

CERTAIN RELATED PARTY RELATIONSHIPS

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

Pursuant to our written related party transactions policy, the Company reviews relationships and transactions in which the Company, or one of its business units, and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.

In the course of the review and approval of a related party transaction, the Board or the Audit Committee may consider the following factors:

  •
  the nature of the related person's interest in the transaction;

  •
  the material terms of the transaction, including, without limitation, the amount and type of transaction;

  •
  the importance of the transaction to the related person;

  •
  the importance of the transaction to the Company;

  •
  whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and

  •
  any other matters that we deem appropriate.

Transactions in which the amount involved exceeds $120,000 in which the Company, or one of its business units, was a participant and a related person had a direct or indirect material interest are required to be disclosed in this proxy statement. Thomas J. Caruso, the Company's Chief Client Officer and who was designated as an executive officer of the Company for a portion of 2017, has a son, Joseph Caruso, who is currently employed as the Director of Online Sales at ADESA. During 2017, Joseph Caruso earned approximately $175,672 in total compensation. Joseph Caruso does not report to Thomas J. Caruso.

63

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS

NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

In order to submit stockholder proposals for inclusion in our proxy statement related to the 2019 annual meeting of stockholders pursuant to SEC Rule 14a-8, materials must be received by the Secretary at the Company's principal office in Carmel, Indiana, no later than December 25, 2018.

The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Rebecca C. Polak, Chief Legal Officer and Secretary, KAR Auction Services, Inc., 13085 Hamilton Crossing Boulevard, Carmel, Indiana 46032. As the SEC's shareholder proposal rules make clear, simply submitting a proposal does not guarantee its inclusion.

The Company's By-Laws also establish an advance notice procedure with regard to director nominations and stockholder proposals that are not submitted for inclusion in the proxy statement, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2019 annual meeting, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be delivered to the Secretary at the Company's principal office in Carmel, Indiana (see above), not less than 90 or more than 120 days prior to the first anniversary of the date of this year's annual meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of the Company's By-Laws (and not pursuant to SEC Rule 14a-8) must be received no earlier than February 4, 2019, and no later than March 6, 2019. All director nominations and stockholder proposals must comply with the requirements of the Company's By-Laws, a copy of which may be obtained at no cost from the Secretary of the Company by writing to KAR Auction Services, Inc., Secretary, 13085 Hamilton Crossing Boulevard, Carmel, Indiana 46032.

Other than the proposals described in this proxy statement, KAR Auction Services does not expect any matters to be presented for a vote at the 2018 annual meeting. If you grant a proxy, the persons named as proxy holders on the proxy card will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2018 annual meeting. If for any unforeseen reason, any one or more of the Board's nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated as a substitute by the Board.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

64

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	We are providing these proxy materials to you in connection with the solicitation, by the Board of KAR Auction Services, of proxies to be voted at the Company's 2018 annual meeting of stockholders and at any adjournments or postponements thereof. Stockholders are invited to attend the 2018 annual meeting to be held via a live audio webcast on June 4, 2018 beginning at 9:00 a.m., Eastern Daylight Time, at www.virtualshareholdermeeting.com/kar2018, where stockholders will be able to listen to the meeting live, submit questions and vote online. You will need the 16-digit control number provided on your Notice (as defined below), on your proxy card, or on the instructions that accompanied your proxy materials. Our proxy materials are first being distributed to stockholders on or about April 24, 2018.

Q:	What proposals will be voted on, what is the Board's voting recommendation, and what are the standards for determining whether a proposal has been approved?

A:	Proposal		Voting Choices and Board Recommendation	Voting Standard	Effect of Abstention	Effect of Broker Non-Vote

	1.	Election of Directors

•

Vote "FOR" all nominees

•

Vote "FOR" specific nominees

•

Vote "AGAINST" all nominees

•

Vote "AGAINST" specific nominees

•

Abstain from voting for all nominees

•

Abstain from voting for specific nominees

The Board recommends a vote "FOR" each of the director nominees.

				More votes "FOR" than "AGAINST"	No effect	No effect

	2.	Advisory Vote to Approve Executive Compensation

•

Vote "FOR" the advisory proposal

•

Vote "AGAINST" the advisory proposal

•

Abstain from voting on the advisory proposal

The Board recommends a vote "FOR" the advisory vote to approve executive compensation.

				Majority of the shares present and entitled to vote	Vote against	No effect

	3.	Ratification of Appointment of KPMG as our Independent Registered Accounting Firm

•

Vote "FOR" the ratification

•

Vote "AGAINST" the ratification

•

Abstain from voting on the ratification

The Board recommends a vote "FOR" the ratification of the appointment of KPMG as our independent registered accounting firm for 2018.

				Majority of the shares present and entitled to vote	Vote against	Not applicable

65

Q:	Who is entitled to vote?

A:	All shares owned by you as of the record date, which is the close of business on April 11, 2018, may be voted by you. You may cast one vote per share of our common stock that you held on the record date.

These shares include shares that are:

•

held directly in your name as the stockholder of record; and

•

held for you as the beneficial owner through a broker, bank or other nominee, including shares purchased under the KAR Auction Services,  Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan").

On the record date, KAR Auction Services had 134,956,732 shares of common stock issued and outstanding.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Stockholder of Record. If your shares are registered directly in your name with the Company's transfer agent, American Stock Transfer & Trust Company, LLC, you are considered a "stockholder of record" with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person online during the 2018 annual meeting.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you hold your shares in "street name" and are considered a "beneficial owner" with respect to those shares. These proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote your shares and are also invited to attend the 2018 annual meeting.

Q:	How can I vote my shares and participate at the 2018 annual meeting?

A:	Stockholders may participate in the 2018 annual meeting by visiting the following website: www.virtualshareholdermeeting.com/kar2018. To participate in the 2018 annual meeting, you will need the 16-digit control number provided on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.

Stockholder of Record. Shares held directly in your name as the stockholder of record may be voted online during the 2018 annual meeting. If you choose to vote your shares online during the 2018 annual meeting, please follow the instructions provided on the Notice to log in to www.virtualshareholdermeeting.com/kar2018. You will need the control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.

Beneficial Owner. If you are a beneficial owner in street name and want to vote your shares online during the 2018 annual meeting, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy and proof of beneficial ownership, such as your most recent account statement as of April 11, 2018, the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Even if you plan to attend the 2018 annual meeting, the Company strongly recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the 2018 annual meeting. See "How can I vote my shares without attending the 2018 annual meeting?" below.

The 2018 annual meeting will begin promptly at 9:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 8:45 a.m. Eastern Daylight Time.

We are holding the 2018 annual meeting online and providing Internet voting to provide expanded access and to allow you to vote your shares online during the annual meeting, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

66

Q:	How can I vote my shares without attending the 2018 annual meeting?

A:	Whether you hold your shares directly as the stockholder of record or beneficially in street name, you may vote without attending the 2018 annual meeting in one of the following manners:

By Internet. Go to www.proxyvote.com and follow the instructions. You will need the control number included on your proxy card or voting instruction form;

By Telephone. Dial 1-800-690-6903. You will need the control number included on your proxy card or voting instruction form; or

By Mail. Complete, date and sign your proxy card or voting instruction card and mail it using the enclosed, pre-paid envelope.

If you vote on the Internet or by telephone, you do not need to return your proxy card or voting instruction card. Internet and telephone voting for stockholders will be available 24 hours a day, and will close at 11:59 p.m., Eastern Daylight Time, on June 3, 2018.

Q:	If I am an employee holding shares pursuant to the Employee Stock Purchase Plan, how will my shares be voted?

A:	Employees holding stock acquired through the Employee Stock Purchase Plan will receive a voting instruction card covering all shares held in their individual account from Computershare, the plan record keeper. The voting instruction cards have an earlier return date than proxy cards. The record keeper for the Employee Stock Purchase Plan will vote your shares (i) in accordance with the specific instructions on your returned voting instruction card; or (ii) in its discretion, if you return a signed voting instruction card with no specific voting instructions.

Q:	What is the quorum requirement for the 2018 annual meeting?

A:	A quorum of stockholders is necessary to hold the 2018 annual meeting. A quorum at the 2018 annual meeting exists if the holders of a majority of the Company's capital stock issued and outstanding and entitled to vote at the 2018 annual meeting are present in person or represented by proxy. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs on an item when a broker, bank or other nominee is not permitted to vote on that item absent instruction from the beneficial owner of the shares and no instruction is given.

Q:	What happens if I do not give specific voting instructions?

A:	Stockholder of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the 2018 annual meeting.

Beneficial Owner. If you are a beneficial owner of shares and do not provide the organization (e.g.,  broker, bank or other nominee) that holds your shares in "street name" with specific voting instructions, the organization that holds your shares may generally vote in its discretion on "routine" matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on "non-routine" matters, such organization cannot vote your shares and will inform the inspector of election that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a "broker non-vote." Therefore, we urge you to give voting instructions to your broker, bank or other nominee. Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Because broker non-votes are not considered shares entitled to vote, they will have no effect on the outcome of any proposal other than reducing the number of shares present in person or by proxy and entitled to vote from which a majority is calculated.

•

Routine Matters. The ratification of the appointment of KPMG as our independent registered public accounting firm for 2018 (Proposal No. 3) is considered a routine matter under applicable rules. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 3.

•

Non-Routine Matters. The election of directors (Proposal No. 1) and the advisory vote to approve executive compensation (Proposal No. 2) are considered non-routine matters under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. 1 and Proposal No. 2.

67

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Who will count the vote?

A:	The votes will be counted by the inspector of election appointed for the 2018 annual meeting.

Q:	Can I revoke my proxy or change my vote?

A:	Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the 2018 annual meeting by:

•

providing written notice of revocation to the Secretary of the Company at 13085 Hamilton Crossing Boulevard, Carmel, Indiana 46032;

•

delivering a valid, later-dated proxy or a later-dated vote on the Internet or by telephone; or

•

attending the 2018 annual meeting online and voting during the meeting, which will automatically cancel any proxy previously given.

Please note that your attendance at the 2018 annual meeting alone will not cause your previously granted proxy to be revoked unless you vote online during the 2018 annual meeting. If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Shares held in street name may be voted by you online during the 2018 annual meeting only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:	Who will bear the cost of soliciting proxies for the 2018 annual meeting?

A:	The Company pays the cost of soliciting your proxy and reimburses brokers and others for forwarding to you the proxy materials as beneficial owners of our common stock. The Company's directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

Q:	Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

A:	This year, we are again taking advantage of the SEC rules that allow us to furnish our proxy materials over the Internet. As a result, most of our stockholders will be mailed a Notice of Internet Availability of Proxy Materials ("Notice"), rather than a full paper set of the proxy materials. The Notice includes information on how to access the proxy materials via the Internet as well as how to vote via the Internet. We believe this method of delivery will decrease printing and shipping costs, expedite distribution of proxy materials to you, and reduce our impact on the environment. Stockholders who receive the Notice but would like to receive a printed copy of the proxy materials in the mail should follow the instructions in the Notice for requesting such materials.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:	We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we may deliver a single copy of the Notice and, if applicable, this proxy statement and the Company's Annual Report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs and also reduces our impact on the environment. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, a separate copy of the Notice or this proxy statement and the Company's Annual Report, as requested, will be promptly delivered to any stockholder at a shared address to which we delivered a single copy of any of these documents. If you prefer to receive separate copies of the Notice, the proxy statement or Annual Report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

If you are a stockholder of record and are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please notify us by contacting Broadridge Financial Solutions, Inc. using the mailing address and phone number above. Stockholders who hold shares in "street name" may contact their broker, bank or other nominee to request information about householding.

68

Q:	How can I obtain a copy of KAR Auction Services' Annual Report on Form 10-K?

A:	Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as filed with the SEC, are available to stockholders free of charge on our website at www.karauctionservices.com or by writing to KAR Auction Services, Inc., Investor Relations, 13085 Hamilton Crossing Boulevard, Carmel, Indiana 46032.

Q:	Where can I find the voting results of the 2018 annual meeting?

A:	KAR Auction Services will announce preliminary voting results at the 2018 annual meeting and publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the 2018 annual meeting.

Q:	How can I attend the 2018 annual meeting?

A:	The 2018 annual meeting will be a completely virtual meeting of stockholders, which will be conducted through a live audio webcast. There will be no physical meeting location. You are entitled to participate in the annual meeting only if you were a Company stockholder as of the close of business on April 11, 2018 or if you hold a valid proxy for the annual meeting.

You will be able to attend the annual meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/kar2018. You also will be able to vote your shares online during the annual meeting.

To participate in the annual meeting, you will need the 16-digit control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials. Instructions on how to attend and participate in our online meeting, including how to demonstrate proof of stock ownership, are posted on the meeting website.

The meeting will begin promptly at 9:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Online access to the meeting will open at 8:45 a.m., Eastern Daylight Time, and you should allow ample time to log in to the meeting and test your device's audio capabilities prior to the start of the meeting.

The webcast will be available for replay until midnight on June 3, 2019.

Q:	Why is the 2018 annual meeting virtual?

A:	We are excited to embrace the latest technology to provide ease of access, real-time communication and cost savings for our stockholders and the Company. Hosting a virtual meeting will facilitate stockholder attendance and participation by enabling stockholders to participate from around the world. In addition, hosting a virtual meeting provides improved communication and cost savings for our stockholders and the Company.

69

 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 4, 2018. KAR AUCTION SERVICES, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 11, 2018 Date: June 4, 2018 Time: 9:00 AM EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/KAR2018. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/KAR2018 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. KAR AUCTION SERVICES, INC. 13085 HAMILTON CROSSING BLVD. CARMEL, IN 46032 E45743-P07388

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E45744-P07388 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow During The Meeting: Go to www.virtualshareholdermeeting.com/KAR2018. Have the information that is printed in the box marked by Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTFORM 10-K How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 21, 2018 to facilitate timely delivery.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR" PROPOSALS 2 AND 3. 1. Election of Directors Nominees: 1a. Todd F. Bourell 2. To approve, on an advisory basis, executive compensation. 1b. Donna R. Ecton 3. To ratify the Audit Committee's appointment of KPMG LLP as the Company's independent registered public accounting firm for 2018. 1c. James P. Hallett NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1d. Mark E. Hill 1e. J. Mark Howell 1f. Lynn Jolliffe 1g. Michael T. Kestner 1h. John P. Larson 1i. Stephen E. Smith E45745-P07388 Voting Items

E45746-P07388

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. KAR AUCTION SERVICES, INC. 13085 HAMILTON CROSSING BLVD. CARMEL, IN 46032 During The Meeting - Go to www.virtualshareholdermeeting.com/KAR2018 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E45741-P07388 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KAR AUCTION SERVICES, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR" PROPOSALS 2 AND 3. 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Todd F. Bourell 1b. Donna R. Ecton For Against Abstain ! ! ! ! ! ! 1c. James P. Hallett 2. To approve, on an advisory basis, executive compensation. 1d. Mark E. Hill 3. To ratify the Audit Committee's appointment of KPMG LLP as the Company's independent registered public accounting firm for 2018. 1e. J. Mark Howell 1f. Lynn Jolliffe 1g. Michael T. Kestner 1h. John P. Larson 1i. Stephen E. Smith For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

ANNUAL MEETING OF STOCKHOLDERS OF KAR AUCTION SERVICES, INC. JUNE 4, 2018 Important Notice Regarding Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com Please sign, date and mail Your proxy card in the envelope provided as soon as possible E45742-P07388 PROXY KAR AUCTION SERVICES, INC. ANNUAL MEETING OF STOCKHOLDERS - JUNE 4, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Eric M. Loughmiller and Rebecca C. Polak, and each of them, as true and lawful agents and proxies with full power of substitution in each, to attend and represent the undersigned on all matters to come before the Annual Meeting of Stockholders and to vote as designated on the reverse side, all the shares of common stock of KAR Auction Services, Inc., held of record by the undersigned on April 11, 2018, during or at any adjournment or postponement of the Annual Meeting of Stockholders to be held at 9:00 a.m., EDT, via the Inter net at www.virtualshareholdermeeting.com/KAR2018. I hereby acknowledge receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of which are incorporated by reference, and revoke any proxy previously given by me with respect to such meeting. This proxy will be voted as directed, or if no direction is indicated, the proxy holders will vote the shares represented by this proxy "FOR" each of the nominees listed in Proposal 1, "FOR" Proposals 2 and 3, and in the discretion of the proxy holders on any other matter that may properly come before the meeting. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on reverse side) Address Changes/Comments: